PHARMOS CORPORATION
                         33 Wood Avenue South, Suite 466
                                Iselin, NJ 08830
                                 (732) 603-3526
              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

              ----------------------------------------------------


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Pharmos Corporation (the "Company") will be held in New York, New York at 5:00 p.m. on September 16, 1998 at The Waldorf-Astoria, 301 Park Avenue, New York, NY 10022, (i) for the election of Directors of the Company to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified; (ii) to approve the issuance of certain shares of the Company's common stock, par value $.03 (the "Common Stock"), upon conversion of the Company's Series C Convertible Participating Preferred Stock; (iii) to amend the Company's 1997 Incentive and Non-Qualified Stock Option Plan; and (iv) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on August 14, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

     If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                            Haim Aviv, Ph.D.
                                            Chairman of the Board

August 17, 1998


PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                               PHARMOS CORPORATION
                         33 Wood Avenue South, Suite 466
                                Iselin, NJ 08830
                                 (732) 603-3526

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                        To be held on September 16, 1998

                                  INTRODUCTION

     The Annual Meeting is called to elect members of the Board of Directors, to approve the issuance of certain shares of Common Stock upon conversion of Series C Convertible Participating Preferred Stock and to amend the Company's 1997
Incentive and Non-Qualified Stock Option Plan. The Meeting, however, will be open for the transaction of such other business as may properly come before it although, as of the date of this proxy statement, management does not know of any other business that will come before the Annual Meeting. If any other matters do come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

     This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about August 17, 1998. A copy of the Annual Report for the fiscal year ended December 31, 1997, which includes audited financial statements, is included herewith for those stockholders of record as of August 14, 1998, the record date for the Annual Meeting.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company: (i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy.

     With regard to the election of Directors, votes may be cast in favor of or withheld from each nominee. Abstention and "Broker Non-votes" (as defined below) are counted for purposes of determining whether a quorum is present at the Annual Meeting, but do not represent votes cast with respect to any proposal. "Broker Non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on August 14, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

     As of July 31, 1998, the outstanding capital stock of the Company consisted of 37,270,949 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by him or her at the close of business on the record date.

     The shares for which the accompanying proxy is solicited will be voted providing the proxy is executed and returned by the stockholder prior to the Annual Meeting.

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 31, 1998 by (i) each person who was known by the Company to own beneficially more than 5% of any class of the Company's Stock, (ii) each of the Company's Directors, and (iii) all current Directors and executive officers of the Company as a group. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares listed next to such person's name.



                                           Amount
Name and Address of                     of Beneficial                Percentage
Beneficial Ownership                      Ownership                 of Total (1)
--------------------                      ---------                 ------------

Haim Aviv, Ph.D.(2)                      1,229,805                       3.3%
c/o Pharmos Ltd.
Kiryat Weitzman
Rehovot, Israel

Marvin P. Loeb(3)                          298,996                         *
Trimedyne, Inc.
2810 Barranca Road
Irvine, CA 92714

E. Andrews Grinstead III(4)                104,078                         *
Hybridon, Inc.
620 Memorial Drive
Cambridge, MA 02139

Stephen C. Knight, M.D.                      0                             *
Epix Medical Inc.
71 Rogers Street
Cambridge, MA 02142

                                           Amount
Name and Address of                     of Beneficial                Percentage
Beneficial Ownership                      Ownership                 of Total (1)
--------------------                      ---------                 ------------

David Schlachet(4)                          11,667                         *
Strauss Holdings Ltd.
16 Bazel Street
Petach-Tikva, Israel 49510

Fredric D. Price(5)                         31,750                         *
AMBI Inc.
771 Old Saw Mill River
Road
Tarrytown, NY 10591

Mony Ben Dor                                     0                         0
The Israel Corporation
4 Weizman St.
Tel-Aviv 61336, Israel

All Directors and                        1,805,079                       4.8%
Executive Officers
as a group
(10 persons)(6)

----------

*    Indicates ownership of less than 1%.

(1)  Based  on  37,270,949  shares  of  Common  Stock  outstanding,   plus  each
     individual's currently exercisable warrants or options. Assumes that no other individual will exercise any warrants and/or options.

(2) Includes 276,153 shares of Common Stock held in the name of Avitek Ltd., of which Dr. Aviv is the Chairman of the Board of Directors and the principal stockholder, and, as such, shares the right to vote and dispose of such shares. Also includes currently exercisable options and warrants to purchase 317,876 shares of Common Stock.

(3) Held jointly with his wife. Also includes currently exercisable options and warrants to purchase 48,340 shares of Common Stock. Does not include shares held by his adult children, his grandchildren or a trust for the benefit of his grandchildren.

(4) Consists of currently exercisable options and warrants to purchase Common Stock.

(5) Includes currently exercisable options and warrants to purchase 30,000 shares of Common Stock.

(6) Based on the number of shares of Common Stock outstanding, plus 640,744 currently exercisable warrants and/or options held by the Directors and executive officers.

                         ITEM 1 - ELECTION OF DIRECTORS

     Seven Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The election of Directors requires the affirmative vote of a plurality of shares cast of Common Stock voting together present or represented at a meeting at which a quorum (one-third (1/3) of the outstanding shares of Common Stock) is present or represented. Abstention and Broker Non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the seven persons named in the table below as Directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for Director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

     The following table sets forth the name, age and position of each Director and executive officer:


Name                                Age      Position
----                                ---      --------

Haim Aviv, Ph.D.                    57       Chairman, Chief Executive
                                               Officer, Chief Scientist

Marvin P. Loeb                      71       Director

E. Andrews Grinstead III            53       Director

Stephen C. Knight, M.D.             38       Director

David Schlachet                     52       Director

Mony Ben Dor                        52       Director

Georges Anthony  Marcel,
M.D., Ph.D.                         57       Director (Nominee)

Gad Riesenfeld, Ph.D.               54       President and Chief
                                               Operating Officer

Robert W. Cook                      43       Vice President Finance and
                                               Chief Financial Officer

Anat Biegon, Ph.D.                  44       Vice President/Research
                                               and Development

     Haim Aviv, Ph.D., is Chairman of the Board of Directors, Chief Executive Officer, and Chief Scientist of the Company and co-founded in 1990, Pharmos Corporation, a New York corporation ("Old Pharmos"), which merged into the Company on October 29, 1992 (the "Merger"). Dr. Aviv also served as Chairman, Chief Executive Officer and Chief Scientist of Old Pharmos prior to the Merger. Dr. Aviv was the co-founder in 1980 of Bio-Technology General Corp. ("BTG"), a publicly-traded company engaged in the development of products using recombinant DNA, its General Manager and Chief Scientist from 1980 to 1985, and a Director and Senior Scientific Consultant until August 1993. Prior to that time, Dr. Aviv was a professor of molecular biology at the Weizmann Institute of Science. Dr. Aviv is the principal stockholder of Avitek Ltd., a stockholder of the Company. Dr. Aviv is also an officer and/or significant stockholder of several privately-held Israeli pharmaceutical and venture capital companies and is the Chairman of the Israel National Committee for Biotechnology.

     E. Andrews Grinstead, III, a Director of the Company since 1991, is Chairman and Chief Executive Officer of Hybridon, Inc., a publicly-held biotechnology company. Mr. Grinstead joined Hybridon in 1991. From 1987 to October 1990, he was Managing Director and group head of the life sciences group at Paine Webber, Inc. From 1986 to 1987, Mr. Grinstead was Managing Director and group head of the life sciences group at Drexel Burnham Lambert. From 1984 to 1986, he was a Vice President at Kidder, Peabody & Co., Inc., where he developed the life sciences corporate finance specialty group. Prior to his seven years on Wall Street, Mr. Grinstead served in a variety of operational and executive positions with Eli Lilly & Company, most recently as general manager of Venezuelan Pharmaceutical, Animal Health and Agricultural Chemical Operations. Since 1991, Mr. Grinstead has served as a Director of EcoScience Corporation, a development-stage company engaged in the development of biopesticides, and since 1996, as a Director of Meridian Medical Technologies, Inc., a pharmaceutical and medical device company. Since 1994, Mr. Grinstead has served as a member of the Board of Trustees for the Albert B. Sabine Vaccine Foundation, a 501(c)(3) charitable foundation dedicated to disease prevention. Mr. Grinstead was appointed to the President's Council of the National Academy of Sciences and the Institute of Medicine in 1992.

     Marvin P. Loeb, a Director, was Chairman of the Board of the Company (then known as Pharmatec, Inc.) from December 1982 through October 1992. He has been Chairman of Trimedyne, Inc. (and its subsidiaries), a publicly-held company engaged in the manufacture of lasers, optical fibers and laser delivery systems, since April 1981; a Director of Gynex Pharmaceuticals, Inc., from April 1986 until its merger with and into Biotechnology General Corporation in 1993, a publicly-held company engaged in the development and commercialization of pharmaceutical products; a Director of Petrogen, Inc., a privately-held company engaged in the genetic engineering of bacteria for cleanup of oil waste and toxic waste, from April 1987 to April 1992 (Chairman from November 1980 to December 1982 and from July 1983 to April 1987); Chairman of Automedix Sciences, Inc., an inactive, publicly-held company engaged in the development of products for treating cancer and other diseases, from September 1980 to August 1995; Chairman of Cardiomedics, Inc., a privately-held company engaged in the manufacturing of heart assist devices, from May 1986; Chairman of Xtramedics, Inc., a publicly-held company developing a feminine hygiene product, from November 1986 to February 1994 and a Director of Xtramedics from November 1986 until May 1994; Chairman of Ultramedics, Inc., an inactive, privately-held company developing blood treatment products, since November 1988; and President and Director of Marvin P. Loeb & Co. since 1965, and Master Health Services, Inc. since 1972, both of which are family-held companies engaged in licensing of inventions and financial consulting.

     Stephen C. Knight, M.D., a Director of the Company since 1994, is Chief Financial Officer and Senior Vice President of Financial Business Development at Epix Medical, Inc. Prior to joining Epix Medical in July 1996, Dr. Knight was a Senior Consultant at Arthur D. Little, Inc. While at Arthur D. Little, Dr.
Knight specialized in mergers and acquisitions, strategic planning, and valuation in the pharmaceutical industry. Dr. Knight has performed medical research at the National Institutes of Health, AT&T Bell Laboratories, and Yale and Columbia Universities. Dr. Knight received an M.D. from the Yale University School of Medicine and a Master's Degree from the Yale School of Organization and Management.

     David Schlachet, a Director of the Company since 1994, is Vice President of the Strauss Group and C.E.O. of Strauss Holdings (Strauss Holdings incorporates the activities of the Group, comprised of its core business, the food industry, and other holdings in the area of commercial T.V., retail chains and investment banking). In June 1997, Mr. Schlachet was elected Chairman of the Board of Elite Industries Ltd. when the Strauss Group acquired control of Elite, one of the largest food companies in Israel, with operations in Western and Eastern Europe. Elite is a leader in the Israeli coffee, chocolate, confectionery and salty snack markets. Mr. Schlachet was Vice President of Finance and Administration at the Weizmann Institute of Science in Rehovot, Israel, from 1990 to December 1996. Mr. Schlachet was responsible for the Institute's administration and financial activities, including personnel, budget and finance, funding, investments, acquisitions and collaboration with the industrial and business communities. From 1989 to 1990, Mr. Schlachet was President and Chief Executive Officer of Yeda Research and Development Co., Ltd., a marketing and licensing company at the Weizmann Institute of Science. Mr. Schlachet is a Director of Taya Investment Company Ltd., an Israeli publicly-held investment company.

     Mony Ben Dor, a Director of the Company since 1997, is Vice President of The Israel Corporations, Ltd. and Chairman of two publicly traded subsidiaries:
H.L. Finance and Leasing and Albany Bonded International Trade. He is also a director of a number of subsidiary companies of Israel Chemicals Ltd. From 1992 to 1997, Mr. Ben Dor was Vice President of Business Development for Clal Industries Ltd. (a subsidiary of Clal Israel), which is one of the leading investment groups in Israel. He was actively involved in the acquisition of companies including Jaffora Ltd. and a portfolio of pharmaceutical companies including Pharmaceutical Resources Inc. and Finetech Ltd. He served as a director representing Clal Industries in all of the acquired companies as well as other companies of Clal Industries. Prior to his position at Clal Industries Ltd., Mr. Ben Dor served as Business Executive at the Eisenberg Group of companies.

     Georges Anthony Marcel, M.D., Ph.D., a nominee for Director of the Company, is President and Chief Executive Officer of TMC Development S.A., a biopharmaceutical consulting firm based in Paris, France. Prior to founding TMC Development in 1992, Dr. Marcel held a number of senior executive positions in the pharmaceutical industry, including Chief Executive Officer of Amgen's French subsidiary, Vice President of Marketing for Rhone-Poulenc Sante and Director of Development for Roussel-Uclaf. Dr. Marcel teaches biotechnology industrial issues and European regulatory affairs at the Faculties of Pharmacy of Paris and Lille. Dr. Marcel is also a member of the Gene Therapy Advisory Committee at the French Medicines Agency.

     Gad Riesenfeld, Ph.D., was named President in February 1997 and Chief Operating Officer in March 1995 and served as Executive Vice President from December 1994 to February 1997. He had been the Vice President of Corporate Development and General Manager of Florida Operations since October 1992 and was employed by Pharmos Ltd. from March 1992 until the Merger. Prior thereto, he was engaged in free-lance consulting relating to the commercialization of intellectual property, primarily in the pharmaceutical and medical fields. From March 1990 through May 1991 Dr. Riesenfeld was a Director and Manager of Kamapharm Ltd., a private company specializing in human blood products. Prior thereto, from May 1986, he was Managing Director of Galisar Ltd., a private company involved in extracorporeal blood therapy.

     Robert W. Cook was named Vice President -- Finance and Chief Financial Officer in January 1998. From May 1995 until joining the Company, he was a vice president in GE Capital's commercial finance subsidiary, based in New York. From 1978 until 1995, Mr. Cook held a variety of corporate finance and capital markets positions at The Chase Manhattan Bank, both in the U.S. and in several overseas locations. He was named a managing director of Chase in January 1986. Mr. Cook holds a degree in international finance from The American University, Washington, D.C.

     Anat Biegon, Ph.D., was named Vice President of Research and Development in December 1994. Dr. Biegon became head of Research and Development for the Company in 1994. From 1992 to 1994, Dr. Biegon was a director in Pharmos Ltd.'s Department of Pharmacology. From 1991 to 1992, she was a Staff Physiologist at the University of California at Berkeley's Lawrence Berkeley Laboratory, Division of Research Medicine and Radiation Biophysics. From 1990 to 1991, Dr. Biegon was a Research Associate Professor in the Department of Psychiatry at New York University Medical Center. From 1988 to 1990, she was an Associate Professor in the Department of Neurobiology at the Weizmann Institute of Science.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the 1997 fiscal year, there were 5 meetings of the Board of Directors. A quorum of Directors was present, either in person or by telephonic hookup, for all of the meetings. Actions were also taken during the year by the unanimous written consent of the Directors.

     The members of the Audit Committee in 1997 were David Schlachet and Fredric Price. Actions of the Audit Committee were taken during the year by the unanimous written consent of the Directors. The Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full Board of Directors.

     In 1997, the Compensation and Stock Option Committee consisted of Messrs. Loeb and Grinstead. Actions of the Compensation and Stock Option Committee were taken during the year by the unanimous written consent of the Directors. The Compensation and Stock Option Committee has the full power and authority to interpret the provisions and supervise the administration of the Company's stock option plans and to grant options outside of these plans and the authority to review all matters relating to personnel of the Company.

     The Board of Directors does not have a standing nominating committee.

Executive Compensation

     The following table summarizes the total compensation of the Chief Executive Officer of the Company for 1997 and the two previous years, as well as all other executive officers of the Company who received compensation in excess of $100,000 for 1997.

Summary Compensation Table

                               Annual Compensation                                 Long Term Compensation
                               -------------------                                 ----------------------

                                                                                                 Stock
Name/                                                                              Restricted Underlying
Principal Position               Year     Salary         Bonus         Other          Stock     Options
-------------                    ----      ----          ----          -----         -------   --------
Haim Aviv, Ph.D
Chairman, Chief                 1997    $227,471      $ 40,000      $ 16,119 (1)
Executive Officer, and          1996     236,453                      27,435 (1)
Chief Scientist                 1995     200,230                                                  324,376

Gad Riesenfeld, Ph.D
President and                   1997    $175,000                      44,948 (2)
Chief Operating Officer         1996     150,000                      43,798 (2)
                                1995     136,664                      34,481 (2)                   79,333
Alan M. Mark
Acting Chief                    1997                                $255,000 (3)
Financial Officer(4)            1996                                 150,000 (3)

Anat Biegon, Ph.D
Vice President of               1997    $ 81,873      $ 20,456      $ 27,860 (1)
Research and                    1996      85,516                      26,565 (1)
Development

                                       -9-

----------

(1) Consists of contributions to insurance premiums, car allowance and car expenses.

(2) Consists of housing allowance, contributions to insurance premiums, and car allowance.

(3)  Consists of non-employee compensation.

(4) Acting Chief Financial Officer from July 1996 through July 1997. On January 1, 1998, Mr. Robert W. Cook was appointed Vice President Finance and Chief Financial Officer of the Company.

     The following tables set forth information with respect to the named executive officers concerning the grant, repricing and exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

Option Grants for the Year
Ended December 31, 1997:

   None.(1)(2)(3)

------------

(1) In 1997, the Company issued warrants to purchase an aggregate of 1,030,000 shares of common stock to certain employees of the Company. Of such warrants, 955,000 were granted at an exercise price of $1.59 per share and 75,000 were granted at an exercise price of $1.66 per share, 250,000 were issued to Dr. Aviv, 175,000 were issued to Dr. Riesenfeld, and 125,000 were issued to Dr. Biegon. Such warrants become exercisable in increments of 25% each, on their respective anniversary dates, in the years 1998, 1999, 2000 and 2001. All of such warrants expire in the year 2007.

(2) In 1997, the Company issued an aggregate of 201,052 warrants to Alan Mark. Of such warrants 15,000 were issued at an exercise price of $1.59 per share, 15,000 were issued at an exercise price of $1.22 per share and 171,052 were issued at an exercise price of $1.38 per share. The 171,052 warrants were issued as a finders fee for a private placement transaction that was completed in March 1997.

(3) On January 9, 1998, the Company issued options to purchase an aggregate of 100,000 shares of common stock at an exercise price of $2.00 to Robert W. Cook, the Company's new Chief Financial Officer. Of such options, 25,000 vested immediately, and the remainder will become exercisable in increments of 25,000 on January 1, 1999, January 1, 2000 and January 1, 2001, respectively.

Aggregated Option Exercises
for the Year Ended December 31, 1997
and Option Values as of December 31, 1997:

                                                                                      Value of Unexercised
                          Number of                     Number of Unexercised       In-the-Money Options at
                           Shares                   Options at December 31, 1997       December 31, 1997
                         Acquired on    Value       ----------------------------   --------------------------
Name                      Exercise    Realized       Exercisable  Unexercisable    Exercisable  Unexercisable
----                       -------    --------       -----------  -------------    -----------  -------------
Haim Aviv,
Ph.D                          0           0           255,376         69,000        $72,000       $48,000


Gad
Riesenfeld,                   0           0            57,466         21,867        $48,000       $32,000
Ph.D


Anat Biegon,                  0           0            34,426         16,107        $36,000       $24,000
Ph.D

                        REPORT OF COMPENSATION COMMITTEE

     The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

     The Compensation and Stock Option Committee of the Board of Directors establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers, and administers the 1997 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans. The Compensation and Stock Option Committee is composed of two independent, non-employee Directors who have no interlocking relationships as defined by the Securities and Exchange Commission other than as described below (see "Compensation Committee Interlocks and Insider Participation").

     The Compensation and Stock Option Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options. The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation policies that will attract and retain qualified executive personnel.

     The Compensation and Stock Option Committee believes that the chief executive officer's (CEO) compensation should be heavily influenced by Company performance. Although Dr. Aviv's existing agreements with the Company (see "Employment/Consulting Contracts/Directors' Compensation") provide for a base level of salary and consulting compensation, the Committee determines the appropriate level of bonuses and increases, if any, based in large part on Company performance. The Committee also considers the salaries of CEOs of comparably-sized companies and their performance.

     Stock options are granted to the CEO, as to other executives, primarily based on the executive's ability to influence the Company's long-term growth.

     The Compensation and Stock Option Committee has adopted similar policies with respect to compensation of other officers of the Company. The Committee establishes base salaries that are within the range of salaries for persons holding similarly responsible positions at other companies. In addition, the Committee considers factors such as relative Company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

     As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are granted at no less than the current market price. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for managers to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.



                                    Members of the Compensation and
                                      Stock Option Committee

                                    Marvin P. Loeb
                                    E. Andrews Grinstead III

             EMPLOYMENT/CONSULTING CONTRACTS/DIRECTORS' COMPENSATION


     Haim Aviv, Ph.D. In addition to serving as Chairman of the Board and Chief Executive Officer of the Company, Dr. Aviv has provided consulting services under a consulting agreement with an initial three-year term ended May 3, 1993. The term automatically renews for additional one-year periods unless either the Company or Dr. Aviv terminates the agreement at least 90 days prior to a scheduled expiration date. The agreement has been renewed on an annual basis and presently expires on May 3, 1999. Dr. Aviv is entitled to severance pay equal to 25% of his salary in the event of termination or non-renewal without cause. Under the agreement, Dr. Aviv is required to render certain consulting services to the Company and in consideration therefore, Dr. Aviv is entitled to receive $170,000 per year, subject to yearly increases and review.

     The Company's subsidiary, Pharmos Ltd., employs Dr. Aviv as its Chief Executive Officer under an employment agreement with Dr. Aviv pursuant to which Dr. Aviv receives $50,000 per year, subject to yearly increases and review. Dr. Aviv is required to devote at least 50% of his business time and attention to the business of Pharmos, Ltd. and to serve on its Board of Directors.

     Gad Riesenfeld, Ph.D. In October 1992, Old Pharmos entered into a one-year employment agreement with Dr. Riesenfeld, which is automatically renewable for successive one-year terms unless either party gives three months prior notice of non-renewal. Under the Agreement, Dr. Riesenfeld devotes his full time to serving as President of the Company. Dr. Riesenfeld's annual gross salary is $175,000.

     Robert W. Cook. In 1998, the Company entered into a one-year employment agreement with Mr. Cook, which is automatically renewable for successive one-year terms unless the Company gives 90 days' prior written notice, or Mr. Cook gives 60 days' prior written notice, of non-renewal. Under the Agreement, Mr. Cook devotes his full time to serving as Vice President -- Finance and Chief Financial Officer of the Company. Mr. Cook's annual gross salary is $165,000.

     Directors'   Compensation.   In  1997,   Directors   did  not  receive  any
compensation for service on the Board or for attending Board meetings.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Stock Option Committee in 1997 were Messrs. Loeb and Grinstead. Prior to the Merger (October 1992), Mr. Loeb was Chairman of the Board of the Company. There were no interlocks on the Compensation and Stock Option Committee in 1996.

                                PERFORMANCE GRAPH

     The following graph compares the Company's cumulative stockholder's return for the five year period ended December 31, 1997 with the cumulative total return of the NASDAQ Equity Market Index and the NASDAQ Pharmaceuticals Index over the same period.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


For 1998 Proxy:


                                        1992          1993          1994            1995           1996         1997
                                        ----          ----          ----            ----           ----         ----
Nasdaq Composite                       100.00        114.80        112.22          158.70         195.19       239.52
Nasdaq Pharmaceuticals                 100.00         89.13        67.019          122.72         123.07       127.18
Pharmos Corporation                    100.00         65.63         11.43           12.24          12.24        16.66

                TRANSACTIONS AND/OR INDEBTEDNESS WITH MANAGEMENT

None.


                               SECTION 16 FILINGS

     No person who, during the fiscal year ended December 31, 1997, was a director, officer or beneficial owner of more than ten percent of the Company's Common Stock [which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Act")], a "Reporting Person", failed to file on a timely basis, reports required by
Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

           ITEM 2 - PROPOSAL TO APPROVE THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK ON CONVERSION OF SERIES C PREFERRED STOCK

Background

     Creation of C Preferred and Warrants

     The Board of Directors on January 30, 1998 created a new series of 10,000 shares of Series C Convertible Participating Preferred Stock (the "C Preferred"). A copy of the Designations, Preferences and Rights of Series C Convertible Preferred Stock of Pharmos Corporation (the "Certificate of Designation") which created the C Preferred is attached hereto as Exhibit A. The summary of the terms of the C Preferred in this Proxy Statement is qualified in its entirety by the terms set forth in the Certificate of Designation.

     Each share of C Preferred has a face value of $1,000 per share, and accrues a premium at 5% per annum for conversion purposes (the "Premium"). The C Preferred was not convertible during the 60-day period from February 3, 1998, the first date of issuance of shares of Series C Preferred, until April 4, 1998. From that date until August 2, 1998, the C Preferred was convertible into a number of shares of Common Stock equal to (i) $1,000 (ii) divided by a conversion price which equals 90% of the average of the low trade prices of the Common Stock for the five consecutive trading days ending on the trading day immediately preceding the conversion date (the "Variable Conversion Price"). On or after August 2, 1998, the conversion price will equal the lower of the Variable Conversion Price or a price equal to 120% of the average of the closing bid prices of the Common Stock for the trading days beginning on July 4, 1998 and ending on August 2, 1998.

     Upon the  occurrence  of  certain  events,  the  conversion  formula  for C
Preferred is adjusted. For example, if the Company publicly announces an intention to merge or sell its assets, or if a third party publicly announces a tender offer for at least 50% of the Company's outstanding Common Stock, the conversion price of the C Preferred is the lesser of (x) the conversion price as normally calculated and (y) the conversion price which would have been applicable for a conversion occurring on the date such public announcement was made by the Company or the third party. In addition, if the Company is acquired by another entity, and the securities received by the Company's shareholders are not publicly traded or are thinly traded, the holders of the C Preferred are entitled to receive the greater of (i) the number of shares of the surviving entity they would have received had they converted their shares of C Preferred on the trading date immediately prior to the public announcement of the acquisition or (ii) 125% of the face amount of the C Preferred (that is, 125% of $1,000 per share, or $1,125).

     The C Preferred automatically converts into Common Stock on February 3, 2001 if the Registration Statement (as defined below) is then effective and the Company is then listed on the Nasdaq National Market System or the Nasdaq Small Cap Market ("Nasdaq"). The Certificate of

Designation also provides for terms on which the Company may redeem the C Preferred for cash.

     The face value of the C Preferred, together with the Premium, is preferred in liquidation against the holders of Company's Common Stock and other Junior Securities (as defined). With certain exceptions, the consent of the holders of the C Preferred is required before the Company can issue senior or pari passu securities, and for the declaration of dividends on any junior stock. The C Preferred generally has no voting rights.

     The Certificate of Designation provides for certain penalties (including the accrual of certain payment and mandatory redemption at prices set forth in the Certificate of Designation) if, among other things, the Company fails timely to effectuate conversion of the C Preferred (whether or not there is a sufficient number of authorized shares of Common Stock to effectuate a conversion), if the Company is not listed on Nasdaq, if the effectiveness of the Registration Statement is suspended for a certain period of time) or if, prior to February 3, 1999, Dr. Haim Aviv ceases to hold the position of Chairman of the Board and Chief Executive Officer of the Company, other than reasons which are not under his or the Company's control.

     In order to effectuate the placement the transaction referred to below, the Board also authorized the issuance of five-year warrants in the form of Exhibit B to purchase shares of Common Stock at $2.67 per share (the "Warrants"). The Warrants provide for anti-dilution adjustments in certain events, including the sale by the Company of Common Stock at less than the exercise price of the Warrants. The summary of the terms of the Warrants set forth herein is qualified in its entirety by reference to the actual form of the Warrants set forth in Exhibit B.

     Nasdaq Rule 4310(25)(H)(i)(d) and Certain Required Redemptions

     NASDAQ Rule 4310(25)(H)(i)(d) (the "Rule") provides (with certain exceptions not relevant here) that, without shareholder approval, a company listed on the Nasdaq Small Cap Market may not in any transaction issue a number of shares equal to more than 20% of the number of shares of Common Stock then outstanding. Although the Rule was not in effect as of the initial issuance of the first 5,000 shares of C Preferred on February 3, 1998, the Company, in the interests of caution, has taken the approach that the Rule is applicable to such issuance since all conversions of the C Preferred have occurred and will occur after the effectiveness of the Rule on February 23, 1998.

     As of February 3, 1998, there were outstanding 31,033,048 shares of Common Stock of the Company, so that the Company on that date could issue 6,206,609 shares under the Rule. Accordingly, the C Preferred provides that, unless the Company obtains the approval of its stockholders to issue more than 6,206,609 shares under the Rule, the Company is to redeem, and is not to permit conversion of, any shares of C Preferred whose conversion would otherwise cause the Company to issue a total number of shares of Common Stock in excess of that permitted by the Rule. The Company is required to give to each holder notice of redemption (a "notice of redemption") of the shares which are to be redeemed and not converted. The redemption price in such circumstance is the greater of (x) 120% of the face amount of the shares of C Preferred being redeemed (that is, 120% of $1,000, or $1,200) or (y) the product of (A) a fraction, the numerator of which is the sum of the face amount of the shares of C Preferred being redeemed, the Premium and any applicable penalty, and the denominator of which is the applicable conversion price in effect on the date of the notice of redemption and (B) the average closing bid price (without any discount) during the period beginning on the date of the notice of redemption and ending on the date of redemption. The Company cannot at this time determine the number of shares of C Preferred which it may be required to redeem, because the number of shares of Common Stock issuable on conversion of the C Preferred depends in part on the market price of the Common Stock at the time of conversion. Redemptions under this paragraph are referred to in this Proxy Statement as Rule 4310(25)(H) Redemptions.

     The Company has agreed in favor of the holders of the C Preferred to seek shareholder approval at the Annual Meeting for the issuance of all shares issuable on conversion of the C Preferred in order that the Company not be required to make the redemption referred to in the preceding paragraph. Proxies for such approval are being solicited hereby.

     Issuance of C Preferred and Warrants

     On February 3, 1998, the Company issued 5,000 shares of C Preferred to one purchaser (the "Purchaser"). The Company also issued to the purchaser 500,000 Warrants. The aggregate price of the securities sold was $5,000,000. The Company paid a finder's fee of $250,000 and issued four-year warrants to purchase an aggregate of 150,000 shares at an exercise price of $2.28 per share in connection with this investment. A copy of the Securities Purchase Agreement is attached hereto as Exhibit C.

     The Purchaser agreed to purchase an additional 3,000 shares of C Preferred, and obtain an additional 300,000 Warrants, for additional aggregate consideration of $3,000,000 (the "Second Tranche") if certain conditions were satisfied by the Company, including obtaining approval from the US Food and Drug Adminstration for the Company's New Drug Application (NDA) to market the Company's opthalmic anti-inflammatory drug, Lotemax(TM). All necessary conditions have currently been satisfied by the Company, but the Company has elected not to close on the Second Tranche.

     The Company agreed to promptly file a registration statement (the "Registration Statement") at its expense to register the sale of shares of Common Stock issuable on conversion of the C Preferred and on exercise of the Warrants (as well as the warrants issued to the finder). The Registration Statement was declared effective by the Securities and Exchange Commission on July 24, 1998. The Company also agreed that prior to August 3, 1998, it would not without approval by the Purchaser make any private placement of equity securities for cash, except that no such approval was required for placements which raised funds for acquisitions. During the period from August 3 through November 2, 1998, the Company may raise equity securities in a private placement transaction, but a registration of such securities cannot become effective prior to November 3, 1998 without the Purchaser's approval.

Proposal and Considerations

     The Company proposes that the shareholders approve the issuance of all shares of Common Stock which are issuable on conversion of the C Preferred in order that the Company not be required to make Rule 4310(25)(H) Redemptions. Such redemptions would require the expenditure of cash which could otherwise be applied by the Company for corporate purposes.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL (ITEM 2 ON THE ENCLOSED PROXY CARD) TO APPROVE THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK ON CONVERSION OF SERIES C PREFERRED STOCK.



        ITEM 3 - PROPOSAL TO ADOPT THE INCENTIVE AND NON-QUALIFIED STOCK
                                   OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, an amendment (the "Amendment") to the 1997 Incentive and Non-Qualified Stock Option Plan ("1997 Plan") authorizing the issuance of an additional 400,000 shares under such plan, thereby increasing the aggregate number of shares issuable under such plan from 600,000 to 1,000,000.

     To date, options to purchase 500,000 shares of the Company's Common Stock have been granted under the 1997 Plan and none of such options have been exercised or terminated.

     The adoption of the Amendment by the Board of Directors reflects a determination by the Board that ensuring the continued availability of a sufficient number of options available for grant under the 1997 Plan is important to the Company's ongoing and continuing efforts to attract and retain key senior management personnel and increase the interest of the Company's executive officers in the Company's continuing success.

     Since the granting of options under the 1997 Plan is discretionary, the Company cannot at present determine the number of options that will be granted in the future to any person or group of persons or the terms of any future grant. Future option grants and the terms thereof will be determined by the Compensation Committee in accordance with the terms of the 1997 Plan.

     Set forth below is certain information concerning the 1997 Plan. A copy of the 1997 Plan is available upon written request to the Company.

Description of 1997 Plan

     The purpose of the 1997 Plan is to allow Directors, officers, key employees and consultants of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 1997 Plan will qualify either as incentive stock options under Section 422 of the Code or an non-qualified options. Options granted under the 1997 Plan will only be exercisable for Common Stock.

     The 1997 Plan is administered by a committee appointed by the Board of Directors (the "Compensation Committee"). Members of the Compensation Committee are not be eligible to receive options while they are members except to the extent otherwise permitted under the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee designates the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

     The maximum number of shares of Common Stock available for issuance under the 1997 Plan is 600,000 shares (1,000,000 if the Amendment is approved), subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options granted under the 1997 Plan that expire or terminate are available for options to be issued under the 1997 Plan.

     The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted (or at least 110% of fair market value in the case of a person holding more than 10% of the outstanding shares of Common Stock (a "10% Stockholder")).

     The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 1997 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000. The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable earlier than one year or later than ten years after the date of grant (or five years in the case of a 10% Stockholder). The option price is payable in cash or by check. However, the Board of Directors may grant a loan to an employee, pursuant to the loan provision of the 1997 Plan, for the purpose of exercising an option or may permit the option price to be paid in shares of Common Stock at the then current fair market value, as defined in the 1997 Plan.

     Upon termination of an optionee's employment or consultancy, all options held by such optionee will terminate, except that any option that was exercisable on the date employment or consultancy terminated may, to the extent then exercisable, be exercised within three months thereafter (or one year thereafter if the termination is the result of permanent and total disability of the holder), and except such three month period may be extended by the Compensation Committee in its discretion. If an optionee dies while he is an employee or a consultant or during such three-month period, the option may be exercised within one year after death by the decedent's estate or his legatees or distributees, but only to the extent exercisable at the time of death.

     The 1997 Plan provides that outstanding options shall vest and become immediately exercisable in the event of a "sale" of the Company, including (i) the sale of more than 75% of the voting power of the Company in a single transaction or a series of transactions, (ii) the sale of substantially all assets of the Company, (iii) approval by the stockholders of a reorganization, merger or consolidation, as a result of which the stockholders of the Company will own less than 50% of the voting power of the reorganized, merged or consolidated company.

     The Board of Directors may amend, suspend or discontinue the 1997 Plan, but it must obtain stockholder approval to (i) increase the number of shares subject to the 1997 Plan, (ii) change the designation of the class of persons eligible to receive options, (iii) decrease the price at which options may be granted, except that the Board may, without stockholder approval accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower exercise price that is not less than the fair market value of Common Stock on the date the new option is granted, (iv) remove the administration of the 1997 Plan from the Compensation Committee, (v) render any member of the Compensation Committee eligible to receive an option under the 1997 Plan while serving thereon, or (vi) amend the 1997 Plan in such a manner that options issued under it intend to be incentive stock options, fail to meet the requirements of Incentive Stock Options as defined in Section 422 of the Code.

     Under current federal income tax law, the grant of incentive stock options under the 1997 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However the amount by which the fair market value of Common Stock at the time the option is exercised exceeds the option price is an "item of tax preference" of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of Common Stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the Common Stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 1997 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock valued at fair market value) the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

     The Company is currently in discussions with several emerging pharmaceutical and biotechnology companies about potential business and/or product consolidations, joint ventures, acquisitions, mergers or other business combinations. If any such transaction is consummated, the existence of these additional outstanding stock options under the 1997 Plan could have the effect of reducing the aggregate consideration received by existing stockholders in such transaction.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT (ITEM 3 ON THE ENCLOSED PROXY CARD) INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 1997 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN BY 400,000 FROM 600,000 TO 1,000,000.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed Price Waterhouse LLP as its independent public accountants to examine the financial statements of the Company for the current fiscal year. The selection of Price Waterhouse LLP was approved by the Board of Directors prior to their appointment. Price Waterhouse LLP has advised the Company that they do not have any material financial interests in, or any connection with (other than as independent auditors, tax advisors and management consultants), the Company.

     Price Waterhouse LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.


                        STOCKHOLDERS' PROPOSALS FOR 1999
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals which stockholders intend to present at the 1998 annual meeting of stockholders must be received by the Company by May 1, 1999 to be eligible for inclusion in the proxy material for that meeting.

                           ANNUAL REPORT ON FORM 10-K

     Upon sending a written request to Pharmos Corporation, 33 Wood Avenue South, Suite 466, Iselin, NJ 08830, Attention: President, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of Directors and the adoption of the incentive and non-qualified stock option plan. If any other matters come before the meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                                HAIM AVIV, PH.D.
                                             Chairman of the Board
Dated: August 17, 1998

1255/39/1998 Proxy

                                                                       EXHIBIT A



                      DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
               SERIES C CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                       OF

                               PHARMOS CORPORATION




                            I. DESIGNATION AND AMOUNT

     The designation (this "Certificate of Designation") of this series, which consists of ten thousand (10,000) shares of Preferred Stock of Pharmos Corporation, a Nevada corporation (the "Company"), is the Series C Convertible Participating Preferred Stock (the "Preferred Stock") and the stated value shall be One Thousand Dollars ($1,000.00) per share (the "Face Amount").

                                  II. DIVIDENDS

     The Preferred Stock will bear no dividends.

                            III. CERTAIN DEFINITIONS

     For purposes of this Certificate of Designation, the following terms shall have the following meanings:

     A. "Bankruptcy Event" shall mean any one or more of the following: (i) the commencement of any voluntary proceeding by the Company seeking entry of an order for relief under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (ii) the making by the Company of a general assignment for the benefit of its creditors; (iii) the commencement of any involuntary proceeding respecting the Company seeking entry of an order for relief against the Company in a case under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law, which proceeding is not dismissed within sixty (60) days after its commencement; (iv) entry of a decree or order respecting the Company by a court having competent jurisdiction, which decree or order (x) results in the appointment of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property or (y) orders the winding up, liquidation, dissolution, reorganization, arrangement, adjustment, or composition of the Company or any of its debts; (v) the voluntary appointment by the Company of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property; (v) the bringing of an involuntary action for the appointment of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property which is not dismissed within sixty
(60) days or which results in an adjudication or appointment or an order for relief; (vi) the failure by the Company to pay, or its admission in writing of its inability to pay, its debts generally as they become due; (vii) the exercise by any creditor of any right in connection with an interest of such creditor in any substantial and material part of the Company's property, including, without limitation, foreclosure upon all or any such part of the Company's property, replevin, or the exercise of any rights or remedies provided under the Uniform Commercial Code with regard thereto; (viii) the calling by the Company of a general meeting of its creditors or any portion of them; (ix) the failure by the Company to file an answer or other pleading denying the material allegations of any proceeding described herein that is filed against it; and (x) the consent by the Company to any of the actions, appointments, or proceedings described herein or the failure of the Company to contest in good faith any such actions, appointments, or proceedings.

     B. "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to holders of the Preferred Stock (each, a "Holder") then holding a majority of the then outstanding shares of Preferred Stock ("Majority Holders") if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Company.

     C. "Conversion Date" means, for any Optional Conversion, the date specified in the notice of conversion (the "Notice of Conversion"), so long as the copy of the Notice of Conversion is faxed (or delivered by other means) to the Company's Attorney (as defined below) (with a copy to the Company) before 6:00 p.m., Eastern time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the business day following the date on which the Notice of Conversion is faxed (or delivered by other means). The Conversion Date for the Required Conversion at Maturity shall be the Maturity Date (as such terms are defined herein). Copies of Notices of Conversion delivered to the Company shall be delivered to Pharmos Corporation, 33 Wood Avenue South, Suite 466, Iselin, New Jersey 08330 (Facsimile No.: 732-603-3532). "Company's Attorney" shall mean Mr. Adam Eilenberg at Ehrenreich, Eilenberg, Krause & Zivian,

LLP, 11 East 44th Street,  17th Floor,  New York, New York 10017 (Facsimile No.:
212-986-2399), or such other attorney as Holders are notified of in writing from time to time by the Company.

     D. "Conversion  Price" means, with respect to any Conversion Date occurring
(i) during the period ending one hundred and eighty (180) days following the date of original issuance of the Preferred Stock (the "Initial Conversion Period"), the Variable Conversion Price, and (ii) after the Initial Conversion Period, the lower of the Fixed Conversion Price and the Variable Conversion Price, subject to adjustment as provided herein.

     E. "Fixed Conversion Price" means one hundred and twenty percent (120%) of the average of the Closing Bid Prices of the common stock, $.03 par value per share, of the Company (the "Common Stock") for the trading days beginning on the date which is one hundred and fifty-one (151) days, and ending on the date which is one hundred and eighty (180) days, following the First Closing (as defined in the Securities Purchase Agreement) (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such period)

     F. "Premium" means 1000 x (N/365) x (.05).

                  N      = the number of days from the applicable Closing to,
                           and including, the Conversion Date.

     G. "Low Trade Price" means, for any security as of any date, the lowest trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the low reported trade price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the low trade price of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

     H. "Variable Conversion Price" means, as of any Conversion Date, 90% of the average of the Low Trade Prices of the Common Stock for the five (5) consecutive trading days ending on the trading day immediately preceding the Conversion Date (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during the such five (5) trading day period), subject to adjustment as provided herein.

     I. "NASDAQ Trigger Date" means the fifth (5th) day of any five consecutive trading days during which the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock and upon the issuance of the Warrant Shares (as defined in the Securities Purchase Agreement (as defined below)) exceeds sixty-six and two-thirds percent (66 2/3%) of the Cap Amount (as herein defined).

                                 IV. CONVERSION

     A. Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Section IV.G, each Holder may, at any time and from time to time beginning on the earlier of (i) the sixtieth (60th) day after the First Closing, (ii) the effectiveness of a registration statement of the Company under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively the "Securities Act") as contemplated by the Registration Rights Agreement, (iii) the occurrence of a material adverse change or development in the business, properties, operations, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis (a "Material Adverse Change"), (iv) the occurrence of a Bankruptcy Event, and (v) the occurrence of a Redemption Event (as herein defined) convert (an "Optional Conversion") any or all of its shares of Preferred Stock into a number of fully paid and non-assessable shares of Common Stock determined, for each share of Preferred Stock so to be converted, in accordance with the following formula:


                                (Premium + 1000)
                                ----------------
                                Conversion Price

     B. Mechanics of Conversion. In order to effect an Optional Conversion, a Holder shall fax (or otherwise deliver) a copy of the fully executed Notice of Conversion in the form attached hereto as Schedule 1 to the Company. Upon receipt by the Company of the fax copy of a Notice of Conversion from a Holder, the Company or the Company's Attorney (any such confirmation notice by the Company's Attorney shall be binding upon the Company) shall immediately send, via fax, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Company expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Company regarding the conversion. No later than one (1) business day after receipt of such confirmation of receipt to Notice of Conversion the Holder shall surrender or cause to be surrendered to a reputable overnight courier for next business day delivery (two (2) business day delivery if from outside the United States) to the Company, the certificates representing the Preferred Stock being converted (the "Preferred Stock Certificates") accompanied by duly executed stock powers and a copy of the Notice of Conversion (or, in lieu thereof, materials contemplated by Section XIV.B., if applicable).

     C. Delivery of Common Stock Upon Conversion. Upon the delivery of a Notice of Conversion, the Company shall, no later than the later of (a) the third (3rd) business day following the Conversion Date and (b) the day that is the first business day (two (2) business days following delivery if from outside the
United States) following the date of delivery of the Preferred Stock Certificates by the Holder in accordance herewith (or satisfaction of the provisions of Section XIV.B, if applicable) (the "Delivery Period"), deliver to the Holder (or at its direction) (x) that number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock being converted and
(y) a certificate representing the number of shares of Preferred Stock not being converted, if any. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued and outstanding as of such date. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program (the "FAST Program"), and further provided that the resale of such shares of Common Stock is covered by a then effective registration statement if required by the FAST Program, upon request of a Holder, the Company shall use its reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The Company shall use its reasonable efforts to participate in the FAST Program.


     D. Taxes. The Company shall pay any and all taxes (other than transfer taxes) which may be imposed with respect to the issuance and delivery of the shares of Common Stock pursuant to conversion of the Preferred Stock.

     E. No Fractional Shares. No fractional shares of Common Stock are to be issued upon the conversion of Preferred Stock, but the Company shall instead round up to the next whole number the number of shares of Common Stock to be issued upon such conversion.

     F. Conversion Disputes. In the case of any dispute with respect to a conversion, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with Sections IV.A and IV.C hereof. If such dispute involves the calculation of the Conversion Price, the Company shall submit the disputed calculations to an independent accounting firm of national standing, reasonably acceptable to Holder and to the Company, via facsimile within three (3) business days of receipt of the Notice of Conversion. The accounting firm shall audit the calculations and notify the Company and the Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall not be liable with respect to penalties or premiums which have accrued or are payable with respect to such shares of Preferred Stock or Common Stock: (a) for the first occurrence in which Company is the non-prevailing party in such a dispute if the Company has a reasonable, good faith basis for such dispute, and (b) in all cases, to the extent that the Holder is the non-prevailing party with respect to specific shares of Preferred Stock or Common Stock which are the subject of such dispute. The Company shall then issue the appropriate number of shares of Common Stock in accordance with Sections IV.A and IV.C hereof.

     G. Limitation on Conversions. The conversion of shares of Preferred Stock shall be subject to the following limitations (each of which limitations shall be applied independently):

          (i) Cap Amount. Prior to Stockholder Approval (as herein defined), in the event that Nasdaq Rule 4460(i) or any successor rule) applies to the Company, unless otherwise permitted by the Nasdaq SmallCap Market, or the Nasdaq National Market System if the Common Stock of the Company trades on such market, in no event shall the Company be required to issue more shares of Common Stock upon conversion of the Preferred Stock and the exercise of the Warrants (as defined in the Securities Purchase Agreement) than the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to such rule or rules (the "Cap Amount"), which, as of the date of initial issuance of shares of Preferred Stock and Warrants, shall be the amount indicated to be the Cap Amount in the officer's certificate delivered pursuant to the Securities Purchase Agreement. The Cap Amount shall be allocated pro-rata to the Holders as provided in Article XIV.C. A Holder's allocable portion of the Cap Amount shall be applicable to both shares of Preferred Stock and Warrants held by it and shall be applied to such Preferred Stock and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof. In the event the Company is prohibited from issuing shares of Common Stock as a result of the operation of this subparagraph (i), the Company shall comply with Article VIII.

          (ii) Five Percent Holdings. Notwithstanding anything to the contrary contained herein, the Preferred Stock shall not be convertible by a Holder to the extent (but only to the extent) that, if convertible by such Holder, such Holder, or any of its affiliates (as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended), would beneficially own in excess of 4.9% of the shares of Common Stock. To the extent the foregoing limitation applies, the determination of whether Preferred Stock shall be convertible (vis-a-vis other securities owned by such Holder) and of which Preferred Stock shall be convertible (as among shares of Preferred Stock) shall be in the sole discretion of the Holder and submission of the Preferred Stock for conversion shall be deemed to be the Holder's determination of whether such Preferred Stock is convertible (vis-a-vis other securities owned by such Holder) and of which shares of Preferred Stock are convertible (as among shares of Preferred Stock), subject to such aggregate percentage limitation. No prior inability to convert Preferred Stock pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For the purposes of this Section, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be made in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this Section may be implemented in a manner otherwise than in strict conformity with the terms of this Section with the approval of the Board of Directors of the Company and a Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this subsection (or any portion thereof) which may be defective or inconsistent with the intended 4.9% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9% limitation; and (ii) with respect to any other matter, with the further consent of the holders of majority of the then outstanding shares of Common Stock. The provisions of this Section may be waived by any Holder at its election upon not less than sixty-one (61) days prior written notice from such Holder to the Company, including, without limitation, a limited waiver to increase the 4.9% limit herein contained to any other percentage specified by such Holder. The limitations contained in this Section shall apply to a successor Holder of Preferred Stock if, and to the extent, elected by such successor Holder concurrently with its acquisition of such Preferred Stock, such election to be promptly confirmed in writing to the Company (provided no transfer or series of transfers to a successor Holder or Holders shall be used by a Holder to evade the limitations contained herein).

     H. Required Conversion at Maturity. Subject to the limitations set forth in
Section IV.G. and provided all shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock and exercise of all outstanding Warrants (in each case, without giving effect to any limitation on conversion or exercise) are then (i) authorized and reserved for issuance, (ii) registered under the Securities Act of 1933, as amended (the "Securities Act") for resale by all holders of such shares of Preferred Stock and Warrants, (iii) eligible to be traded on either the Nasdaq National Market System, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, each share of Preferred Stock outstanding on the third (3rd) anniversary of the First Closing (the "Maturity Date") (and any accrued and unpaid Conversion Default Payments), automatically shall be converted into shares of Common Stock on such date in accordance with the conversion formula set forth in Section IV.A (the "Required Conversion at Maturity"), except as to any Holder who elects otherwise in the event that a Bankruptcy Event or Redemption Event has occurred prior to the Maturity Date and shall be continuing as of the Maturity Date; provided, however, that the Maturity Date will be extended for up to ninety (90) days after the third anniversary of the First Closing (the "Extension Period") and the shares of Preferred Stock shall be converted as provided herein at any time during the Extension Period if any failure to satisfy clauses (ii) and (iii) of this sentence are satisfied for a continuous period of at least five (5) trading days during the Extension Period and no Bankruptcy Event or Redemption Event exists at any time during such period. If a Required Conversion at Maturity occurs, the Company and the Holders shall follow the applicable conversion procedures set forth in this Article IV; provided, however, that a Notice of Conversion shall be deemed to be delivered to the Company on the Maturity Date.


               V. RESERVATION OF AUTHORIZED SHARES OF COMMON STOCK

     A. Reserved Amount. The Company shall have authorized and reserved and keep available for issuance not less than ten million 10,000,000 (subject to equitable adjustment for any stock splits, stock dividends, reclassification or similar events) shares of Common Stock (the "Reserved Amount") solely for the purpose of effecting the conversion of the Preferred Stock and the Warrants. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the full conversion of all outstanding Preferred Stock and exercise of the Warrants and issuance of the shares of Common Stock in connection therewith. The Reserved Amount shall be allocated among the Holders as provided in Section XIV.C. Notwithstanding anything to the contrary set forth in this Agreement and notwithstanding the ten (10) and ninety (90) day periods referred to in clause (vi) of Section VIII.A. of this Certificate of Designation, to the extent the Company has authorized and unissued shares of Common Stock which are not reserved for another purpose, such shares shall be used to satisfy conversions of Preferred Stock and exercise of the Warrants and issuance of shares of Common Stock in connection therewith. In addition, during any period in which the Reserved Amount is less than one hundred seventy-five percent (175%) of the number of shares of Common

Stock issuable on five consecutive trading days upon conversion of the outstanding Preferred Stock and exercise of the then outstanding Warrants (in each case without giving effect to any limitation on conversion or exercise thereof), the Company shall not reserve shares of Common Stock for any purposes other than the conversion of the Preferred Stock or the exercise of the Warrant.

     B. Increases to Reserved Amount. Without limiting any other provision of this Article V, if the Reserved Amount for any five (5) consecutive trading days (the last of such five (5) trading days being the "Authorization Trigger Date") is less than one hundred fifty percent (150%) of the number of shares of Common Stock issuable on such trading days upon conversion of the outstanding Preferred Stock and exercise of the then outstanding Warrants (in each case without giving effect to any limitation on conversion or exercise thereof) then the Company shall immediately notify the Holders of such occurrence and shall immediately take all necessary action (including stockholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to one hundred and seventy-five percent (175%) of the number of shares of Common Stock issuable upon conversion of the outstanding Preferred Stock and exercise of all outstanding Warrants (in each case, without giving effect to any limitation on conversion or exercise thereof) (the "Reset Reserved Amount); provided, however, that following the date on which the Company has authorized and reserved and made available for issuance the Reset Reserved Amount, the provisions of this Article V shall be reset and any subsequent Authorization Trigger Date shall occur only if the Reset Reserved Amount for any five (5) consecutive trading days is less than one hundred and fifty percent (150%) of the number of shares of Common Stock issuable on such trading days upon conversion of the outstanding Preferred Stock and the exercise of the then outstanding Warrants (in each case without giving effect to any limitation or conversion or exercise thereof).

                   VI. COMPLIANCE WITH CAP AMOUNT RESTRICTIONS

     A. Share Authorization. The Company shall, on or before each of (a) thirty days following each NASDAQ Trigger Date and (b) unless Stockholder Approval (as herein defined) has already been obtained, the date one hundred twenty (120) days after the date of the First Closing (each such date, a "Proxy Filing Deadline"), prepare and file with the Securities and Exchange Commission an appropriate proxy statement (which complies with U.S. federal securities law) in order to solicit by proxy the authorization by the stockholders of the Company (such stockholder approval, when obtained, being defined as the "Stockholder Approval") of the issuance of shares of Common Stock upon conversion of shares of Preferred Stock pursuant to the terms hereof and the exercise of the Warrants pursuant to the terms thereof in the aggregate in excess of twenty (20) percent of the outstanding shares of Common Stock and to eliminate any prohibitions under the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities on the Company's ability to issue shares of Common Stock in excess of the Cap Amount. The Company shall submit all such matters for which Stockholder Approval is required to its Stockholders for their authorization and approval on or before sixty (60) days after any Proxy Filing Deadline and shall use its best efforts to obtain Stockholder Approval on or before ninety (90) days after such Proxy Filing Deadline.

     B. Obligation to Notify. If at any time a NASDAQ Trigger Date occurs, the Company shall immediately notify the Holders of such occurrence.


                       VII. FAILURE TO SATISFY CONVERSIONS

     A. Conversion Default Payments. If, at any time, (x) a Holder submits a Notice of Conversion (or is deemed to submit such notice pursuant to Section IV.H) and the Company fails for any reason (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount or the Cap Amount, for which failure the Holders shall have the remedies set forth in
Article VIII) to deliver, on or prior to the expiration of the Delivery Period for such conversion, such number of shares of Common Stock to which such Holder is entitled upon such conversion, or (y) the Company provides notice (including by way of public announcement) to any Holder at any time of its intention not to issue shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of this Certificate of Designation (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount or the Cap Amount) (each of (x) and (y) being a "Conversion Default"), then the Company shall pay to the affected Holder, in the case of a Conversion Default described in clause (x) above, and to all Holders, in the case of a Conversion Default described in clause (y) above, an amount equal to one thousand dollars ($1,000)for each day such Conversion Default exists until the fifth (5th) business day following the receipt by facsimile by the Company of the Notice of Conversion. If, following the fifth (5th) business day following receipt by facsimile by the Company of the Notice of Conversion, the Company continues to fail for any reason to deliver such shares of Common Stock to which such Holder is entitled upon such conversion, then the Company shall pay to the affected Holder, in the case of a Conversion Default described in clause (x) above, and to all Holders, in the case of a Conversion Default described in clause (y) above, an amount equal to (i) one percent (1%) of the Face Amount of the Preferred Stock with respect to which the Conversion Default exists (which amount shall be deemed to be the aggregate Face Amount of all outstanding Preferred Stock in the case of a Conversion Default described in clause (y) above) for each day such Conversion Default exists (ii) plus any Premium.

     The payments to which a Holder shall be entitled pursuant to this Section VII.A are referred to herein as "Conversion Default Payments." Conversion Default Payments shall be made the fifth (5th) business day following written demand by a Holder for payment therefor and otherwise in accordance with and subject to the provisions of Section XIV.E. "Cure Date" means (i) with respect to a Conversion Default described in clause (x) of its definition, the date the Company effects the conversion of the portion of the Preferred Stock submitted for conversion and (ii) with respect to a Conversion Default described in clause
(y) of its definition, the date the Company undertakes in writing to issue Common Stock in satisfaction of all conversions of Preferred Stock in accordance with the terms of this Certificate of Designation (provided the Company in fact thereafter so satisfies such conversions).

     B. Repayment Option. If a Holder has not received certificates for all shares of Common Stock on or before the tenth (10th) day after receipt by facsimile by the Company of the Notice of Conversion for any reason (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount or the Cap Amount, for which failure the Holders shall have the remedies set forth in Article VIII, or because such Holder has failed to meet the requirements of Section IV.B which require the delivery of certificates or the satisfaction of Section XIV.B), then the affected Holder in the case of a Conversion Default of the type described in clause (x) of Section VII.A, and all Holders, in the case of a Conversion Default of the type described in clause (y) of Section VII.A, shall have the option (the "Repayment Option"), exercisable within thirty (30) days from the date upon which the Company is in full compliance with this Certificate of Designation, including, without limitation, payment of all Conversion Default Payments and payment of any and all damages owed to Holder, by delivery of a written notice to the Company (the "Repayment Option Notice"), to receive repayment, in cash, of all of the shares of Preferred Stock held by such Holders, in the case of a Conversion Default described in clause (y) of Section VII.A above, or any of the shares of Preferred Stock which are subject to a Conversion Default held by such Holders, in the case of a Conversion Default described in clause (x) of Section VII.A above, at a price per share of one hundred and fifty percent (150%) of the Face Amount of the Preferred Stock plus any accrued penalties pursuant to Section VII.A to the date of such repayment; provided, however, that if prior to the date of delivery to the Company of a Repayment Option Notice and no later than seven (7) days from the expiration of the Delivery Period, the Holder receives certificates for all shares of Common Stock, then the Repayment Option with respect to such Holder shall be suspended until such time as Holder again has not received certificates for all shares of Common Stock on or before the tenth
(10th) day after receipt by facsimile by the Company of the Notice of Conversion for any reason (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount or the Cap Amount, for which failure the Holders shall have the remedies set forth in Article VIII). A Holder shall provide the Company written notification indicating any amounts payable to such Holder pursuant to this Section VII.B. Such payments shall be made within five
(5) business days of the Company's receipt of such notice and otherwise in accordance with and subject to the provisions of Section XIV.


                     VIII. REDEMPTION DUE TO CERTAIN EVENTS

     A. Redemption Events. A "Redemption Event" means any one of the following:

          (a) the Common Stock (or any portion thereof) is suspended from trading on any of, or is not listed (and authorized) for trading on any of, the Nasdaq National Market System, the Nasdaq SmallCap Market, the American Stock Exchange, or the New York Stock Exchange for an aggregate of five (5) trading days in any nine (9) month period;

          (b) the Company fails, and any such failure  continues uncured for ten
     (10) days after the Company has been notified thereof in writing by the Holder, to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holders of Preferred Stock or Warrants upon conversion of the Preferred Stock or Warrants (as the case may be) as and when required by this Certificate of Designation, the
     Securities Purchase Agreement, dated contemporaneously herewith, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement"), or the Registration Rights Agreement, dated contemporaneously  herewith,  by  and  among  the  Company  and  the  other signatories thereto (the "Registration Rights Agreement"), it being understood and agreed that the provisions of this Certificate of Designation and such agreements with respect to the removal of restrictive legends shall be strictly construed in accordance with the requirements thereof;

          (c) the Company materially breaches any material covenant or other material term of this Certificate of Designation, the Securities Purchase Agreement, the Warrants or the Registration Rights Agreement and such breach continues for a period of ten (10) business days after written notice thereof to the Company and no remedy is otherwise available under this Article VIII other than pursuant to this paragraph VIII(A);

          (d) any representation or warranty of the Company made in any agreement, statement or certificate given in writing in connection with the issuance of the Preferred Stock (including, without limitation, the Warrants, the Securities Purchase Agreement or the Registration Rights Agreement), shall be false or misleading in any material respect when made and the breach of which has had or could reasonably be expected to have a material adverse effect on the Company or on the Holder with respect to its investment in shares of Preferred Stock or Warrants or shares of Common Stock issuable upon conversion of the Preferred Stock or upon exercise of the Warrants;

          (e) the Registration Statement required to be filed by the Corporation pursuant to the Registration Rights Agreement, has not been filed within thirty (30) days of the First Closing or has not been declared effective by the one hundred and eightieth (180th) day following the First Closing or such Registration Statement, after being declared effective, cannot be utilized by the Holders of Preferred Stock and the Warrants for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for a period of eight (8) consecutive business days or for an aggregate of more than twenty (20) days in any twelve month period;

               (i) the Company fails to increase the Reserved Amount: (A) within ten (10) days following an Authorization Trigger Date if such increase requires solely approval of the Company's Board of Directors, or (B) within ninety (90) days following an Authorization Trigger Date if such increase requires approval of the Company's shareholders;

               (ii) the Company fails to eliminate the Cap Amount prohibitions set forth herein within ninety (90) days following any Proxy Filing Deadline;

               (iii) the Company fails to obtain the effectiveness of any amendment to an existing registration statements within ten (10) business days or of any new registration statement within twenty (20) business days following a Registration Trigger Date (as defined in the Registration Rights Agreement) as required by Section 2.3 of the Registration Rights Agreement; or

               (iv) If, prior to the first anniversary of the date of the First Closing, Dr. Haim Aviv ceases to hold the position of Chairman and Chief Executive Officer of the Company, other than for reasons which are not under his or the Company's control.

     B Redemption By Holder. Upon the occurrence of a Redemption Event (other than a Redemption Event set forth in clause (iii) of Section VIII.A. above which has been cured by the Company), each Holder shall have the right to elect at any time and from time to time by delivery of a Redemption Notice (as defined herein) to the Company to require the Company to purchase for cash for an amount per share equal to the Redemption Amount (as defined herein), (i) in the case of a Redemption Event described in clause (i) through (iii) or (ix), any or all of the then outstanding shares of Preferred Stock held by such Holder, (ii) in the case of a Redemption Event described in clause (vi), a portion of the Holder's Preferred Stock such that, after giving effect to such purchase, the Holder's allocated portion of the Reserved Amount exceeds one hundred and seventy-five percent (175%) of the total number of Common Stock issuable to such Holder upon conversion of its Preferred Stock and exercise of its Warrants (in each case without giving effect to any limitation on conversion or exercise with respect thereto), (iii) in the case of a Redemption Event described in clause (vii), a portion of the Holder's Preferred Stock such that, after giving effect to such purchase, the Holder's allocated portion of the Cap Amount exceeds one hundred and fifty (150%) of the total number of Common Stock issuable to such Holder upon conversion of its Preferred Stock and exercise of its Warrant (in each case without giving effect to any limitation on conversion or exercise with respect thereto) and (iv) in the case of a Redemption Event described in clause (viii), a portion of the Holder's Preferred Stock such that, after giving effect to such purchase, the Holder's allocated portion of the Registrable Securities (as defined in the Registration Rights Agreement) exceeds one hundred and seventy-five percent (175%) of the total number of shares of Common Stock issuable to such Holder upon conversion of its Preferred Stock and exercise of its Warrants (in each case without giving effect to any limitation on conversion or exercise with respect thereto).

     C. Definition of Redemption Amount. The "Redemption Amount" with respect to a share of Preferred Stock means an amount equal to the greater of (i) 1.2 times the aggregate Face Amount of the Preferred Stock for which a demand is being made and (ii) an amount determined by the following formula:


                        Face Amount + Premium + Penalty
                        -------------------------------
                                       C P                             X    M

    where:

     "CP" means the Conversion Price in effect on the date of the Redemption Notice; and

     "M" means the average of the closing bid price of the Company's Common Stock during the period beginning on the date of the Redemption Notice and ending on the date of the redemption, as reported on the principal securities exchange or trading market on which the Common Stock is traded.

     "Penalty"  means the  Conversion  Default  penalty  referred  to in Section
VII.A.

     D. Redemption Defaults. The Company shall pay a Holder the Redemption Amount, in cash, with respect to each share of Preferred Stock which is subject to a written notice electing such redemption (a "Redemption Notice") within five
(5) business days of the Company's receipt of such Redemption Notice. In the event the Company is not able to purchase all of the shares of Preferred Stock subject to Redemption Notices, the Company shall redeem shares of Preferred Stock from each Holder pro rata, based on the total number of shares of Preferred Stock included by such Holder in the Redemption Notice relative to the total number of shares of Preferred Stock in all of the Redemption Notices; provided the foregoing shall not be deemed to limit the Company's obligation to purchase shares of Preferred Stock hereunder.

     E. Additional Cap Amount Remedies. Upon a Redemption Event described in clause (vii) of Section VIII.A, which is not cured by the Company within thirty
(30) days (after taking into account the ninety (90) day period provided for therein), any Holder who is so prohibited from converting its Preferred Stock may, notwithstanding the Cap Amount or restrictions with respect thereto, elect any one or more of the following: (i) require, with the consent of the Majority Holders (including any shares of Preferred Stock held by the requesting Holder), the Company to terminate the listing of its Common Stock on the Nasdaq SmallCap Market and, at such Holders' election, to list the Common Stock on the over-the-counter electronic bulletin board; and (ii) require the Company to issue shares of Common Stock in accordance with such holder's Notice of Conversion at a conversion price equal to the Conversion Price in effect on the date of the Holder's written notice to the Company of its election to receive shares of Common Stock pursuant to this subparagraph (ii); or (iii) require the Company to issue shares of Common Stock in accordance with such holder's Notice of Conversion but at a Conversion Price equal to the Closing Bid Price on the day before the date of the Holder's written notice to the Company of its election to receive shares of Common Stock pursuant to this subparagraph.

     F. Redemption at Company's Option.

          (a) So long as no Redemption Event shall have occurred and provided the Company is not in material violation of its obligations under the Securities Purchase Agreement, the Registration Rights Agreement, the Pharmos Corporation Stock Purchase Warrants, or this Certificate, then the Company shall have the right to redeem ("Redemption at Company's Election") all or any portion of the then outstanding Preferred Stock (other than Preferred Stock which is the subject of a Notice of Conversion delivered prior to the delivery date of the Optional Redemption Notice (as herein defined)) for the Optional Redemption Amount (as herein defined), which right shall be exercisable in accordance with the provisions of this
     Section VIII.F at any time prior to the Maturity Date or, if applicable, at any time prior to the last day of the Extension Period, but in any event only if and so long as the Redemption Condition is satisfied on the date the Company delivers the Optional Redemption Notice. The Redemption at Company's Election may only be exercised by the Company for Optional Redemption Amounts in increments of One Million Dollars ($1,000,000) by delivery of an Optional Redemption Notice in accordance with the redemption procedures set forth below; provided, however, that the Redemption at Company's Election may be exercised for smaller amounts in the event of the Company's redemption of all of the outstanding

     Preferred  Stock.  Any  Redemption at Company's  Election  pursuant to this
     Section VIII.F shall be made ratably among Holders in proportion to the amount of Preferred Stock then outstanding. Holders may convert all or any part of their Preferred Stock selected for redemption hereunder into Common Stock at the Conversion Price by delivering a Notice of Conversion to the Company at any time prior to the Effective Time of Redemption (as herein defined).

          (i) The "Optional Redemption Amount" means an amount equal to the number of shares of Preferred Stock being redeemed multiplied by:

                                   1.2 x A x M
                                   -----------
                                        CP

where:

     "A" means the Face Amount + Premium + Penalty with respect to such shares of Preferred Stock being redeemed

     "CP" means the Conversion Price in effect on the delivery date of the Optional Redemption Notice; and,

     "M" means the average Closing Bid Price of the Company's Common Stock during the ten consecutive trading day period ending on the day immediately preceding the date on which the Optional Redemption Notice is delivered to Holder.

          (ii) The "Redemption Condition" shall be satisfied if the average Closing Bid Price equals 200% or more of the Closing Bid Price on the date of the First Closing (as defined in the Securities Purchase Agreement) for the ten (10) consecutive days immediately prior to the date the Company delivers the Optional Redemption Notice.

          (b) The Company shall effect the Redemption at Company's Election under this Section VIII.F by giving at least ten (10) business days prior written notice (the "Optional Redemption Notice"), of the date on which such redemption is to become effective (the "Effective Time of Redemption") to Holders of Preferred Stock selected for redemption at the address and facsimile number of such Holder appearing in the Company's register for the Preferred Stock. The Optional Redemption Notice shall indicate the shares of Preferred Stock selected for redemption and the Optional Redemption Amount. The Optional Redemption Notice shall be deemed to have been delivered to a Holder: (i) if such fax is received by such holder on or prior to 3:00 p.m. Chicago time, on the time and date of transmission of Company's fax; and (ii) if such fax is received by Holder after 3:00 p.m. Chicago time, on the next business day following the date of transmission of Company's fax; provided that, for any notice required under this subsection VIII.F(b) to be valid, a copy of such notice must be sent to the Holders on the same day by overnight courier.

          (c) The Company may not deliver an Optional Redemption Notice to a Holder unless on or prior to the date of delivery of such Optional Redemption Notice, the Company shall have deposited with an escrow agent reasonably satisfactory to such Holder, as a trust fund, cash sufficient in amount to pay all amounts to which Holders are entitled upon such redemption pursuant to subsection (a) of this Section VIII.F, with irrevocable instructions and authority to such escrow agent to complete the redemption thereof in accordance with this Section VIII.F. Any Optional Redemption Notice delivered in accordance with the immediately preceding sentence shall be accompanied by a statement executed by a duly authorized officer of the escrow agent, certifying the amount of funds which have been deposited with such transfer agent or escrow agent and that the transfer agent or escrow agent has been instructed and agrees to act as redemption agent hereunder.

          (d) The Optional Redemption Amount shall be paid to each Holder whose Preferred Stock is being redeemed at the Effective Time of Redemption; provided, however, that the Company shall not be obligated to deliver any portion of the Optional Redemption Amount to a Holder until either such Holder delivers the Preferred Stock being prepaid to the office of the Company or the transfer agent as provided in this subsection, or such Holder notifies the Company or the transfer agent that such Preferred Stock has been lost, stolen or destroyed and delivers documentation in accordance with Section XIV.B hereof. Notwithstanding anything herein to the contrary, in the event that the shares of Preferred Stock being redeemed are not delivered to the Company or the transfer agent, the redemption of the Preferred Stock pursuant to this Section VIII.F shall still be deemed effective as of the Effective Time of Redemption and the Optional Redemption Amount shall be paid to each Holder whose Preferred Stock is being redeemed by 5:00 p.m., Chicago time, on the next business day following the date on which the shares of Preferred Stock are actually delivered to the Company or the transfer agent.

          (e) If the Company fails to pay, when due and owing, any Optional Redemption Amount, then each Holder entitled to receive such Optional Redemption Amount shall have the right, at any time and from time to time, to require the Company, upon written notice, to immediately convert (in accordance with the terms of Section VIII.E) any or all of the Preferred Stock which is the subject of Redemption at Company's Election into shares of Common Stock at the lowest Conversion Price in effect during the twenty
     (20) consecutive trading days following the Effective Time of Redemption.


                             IX. RANK; PARTICIPATION

     A. Rank. All shares of the Preferred Stock shall rank (i) prior to the Common Stock; (ii) pari passu with all shares of the Company's Series B Preferred Stock, prior to any other class of Capital Stock of the Company now outstanding and prior to any class or series of capital stock of the Company hereafter created (collectively, with the Common Stock, "Junior Securities");
(iii) pari passu with any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, on parity with the Preferred Stock (the "Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Company hereafter created (with the consent of the Holders obtained in accordance with Article XIII hereof, provided that no such consent shall be required from and after the date on which less than five percent (5%) of the originally issued Preferred Stock remains outstanding) specifically ranking, by its terms, senior to the Preferred Stock (the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

     B. Participation. Subject to the rights of the holders (if any) of Pari Passu Securities and Senior Securities, the Holders shall, as Holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted such Preferred Stock into Common Stock (without regard to any limitations on conversion herein or elsewhere contained) and had such Common Stock been issued on the day before the record date for said dividend or distribution. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

                            X. LIQUIDATION PREFERENCE

     A. Liquidation of the Company. If a Bankruptcy Event shall occur and, on account of any such event, the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up (a "Liquidation Event"), no distribution shall be made to the Holders of any shares of capital stock of the Company (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the Holders shall have received the Liquidation Preference (as herein defined) with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders and holders of Pari Passu Securities shall be insufficient to permit the payment to such Holders of the preferential amounts payable thereon, then the entire assets and funds of the Company legally available for distribution to the Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

     B. Certain Acts Not a Liquidation. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other entity nor the sale or transfer by the Company of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

     C. Definition of Liquidation Preference. The "Liquidation Preference" with respect to a share of Preferred Stock means an amount equal to the Face Amount thereof plus the Premium with respect thereto plus any other amounts that may be due from the Company with respect thereto through the date of final distribution. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the charter of the Company.

          XI. ADJUSTMENTS TO THE CONVERSION PRICE; CERTAIN PROTECTIONS

     The Conversion Price shall be subject to adjustment from time to time as follows:

     A. Stock Splits, Stock Dividends, Etc. If at any time on or after the First Closing, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased.

     B. Certain Public Announcements. In the event that (i) the Company makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and there is no distribution thereof)) or to sell or transfer all or substantially all of the assets of the Company or
(ii) any person, group or entity (including the Company) publicly announces a tender offer in connection with which such person, group or entity seeks to purchase 50% or more of the Common Stock (the date of the announcement referred to in clause (i) or (ii) of this paragraph is hereinafter referred to as the "Announcement Date"), and in either such event only if twenty percent (20%) or more of the originally issued Preferred Stock is then outstanding, then the Conversion Price shall, effective upon the Announcement Date and continuing through the consummation of the proposed tender offer or transaction or the
Abandonment Date (as defined below), be equal to the lesser of (x) the Conversion Price calculated as provided in Article IV and (y) the Conversion Price which would have been applicable for Conversion occurring on the Announcement Date. From and after the Abandonment Date, as the case may be, the Conversion Price shall be determined as set forth in Article IV. The "Abandonment Date" means with respect to any proposed transaction or tender offer for which a public announcement as contemplated by this paragraph has been made, the date which is seven (7) trading days after the date upon which the Company (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer which causes this paragraph to become operative.

     C. Major Transactions. If the Company shall consolidate with or merge into any corporation as to which (a) the common stock or other securities to be issued to the Company's holders of Common Stock (the "Exchange Securities") are not publicly traded, (b) the average daily trading volume of the Exchange Securities reported by Bloomberg during the ninety (90) day period ending on the date on which such transaction is publicly disclosed is less than five hundred thousand dollars ($500,000) per day, or (c) the historical one hundred day volatility of the Exchange Securities reported by Bloomberg during the period ending on the date on which such transaction is publicly disclosed is less than sixty percent (60%) (a "Major Transaction"), then each Holder shall thereafter be entitled to receive consideration, in exchange for each share of Preferred Stock held by it, equal to the greater of, as determined in the sole discretion of such Holder: (i) the number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a Holder of the number of shares of Common Stock delivered upon conversion of such shares of Preferred Stock would have been entitled upon such Major Transaction had the Holder exercised its right of conversion (without regard to any limitations on conversion herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and
(ii) 125% of the Face Amount of such shares of Preferred Stock in cash; and the Company shall make lawful provision therefor as a part of such Major Transaction. No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each Holder, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by fax (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which such Holder would receive under clause (i) of this Section XI.B. If the Major Transaction Consideration does not consist entirely of United States currency, such Holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) business days of the Holder's receipt of the Notice of Major Transaction.

     D. [Intentionally Deleted].

     E. Purchase Rights. If at any time after the First Closing, subject to the limitations contained herein, the Company issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Distributed Items") pro rata to the record holders of any class of Common Stock, then the Holders will be entitled to acquire, upon the terms applicable to such Distributed Items, the aggregate Distributed Items which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Stock (without regard to any limitations on conversion or exercise herein or elsewhere contained) immediately before the date on which a record is taken for the grant, issuance or sale of such Distributed Items, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Distributed Items.

     F. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Article XI, the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Preferred Stock.

                               XII. VOTING RIGHTS

     The holders of Preferred Stock shall have no voting power whatsoever, except as otherwise provided by applicable law.

     Notwithstanding the above, the Company shall provide each Holder with prior notification of any meeting of the stockholders (and copies of proxy materials and all other information sent to stockholders). If the Company takes a record of its stockholders for the purpose of determining stockholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Company, the Company shall mail a notice to each Holder, at least twenty
(20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

     To the extent that under applicable law the vote of the holders of the Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the shares of the Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the Majority Holders (except as otherwise may be required by applicable law shall constitute the approval of such action by the class. To the extent that under applicable law Holders are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible at the lower of the Fixed Conversion Price or the Variable Conversion Price then in effect (without giving effect to any limitation on conversion with respect thereto) using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated.


                           XIII. PROTECTION PROVISIONS

     The Company shall not, without first obtaining the approval of the Majority Holders and, to the extent their interests may be adversely affected, each initial Holder of Preferred Stock: a. alter or change the rights, preferences or privileges of the Preferred Stock; b. alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Preferred Stock; c. create any Senior Securities; d. increase the authorized number of shares of Preferred Stock; e. redeem (other than shares of Common Stock, or options or rights to acquire Common Stock, purchased from employees or directors of the Company pursuant to any stock option or other equity incentive plan adopted by the Company prior to the date of the First Closing or adopted by the Company in the good faith business judgment of the Board of Directors after the date of the First Closing), or declare or pay any cash dividend or distribution on, any Junior Securities; or (g) do any act or thing not authorized or contemplated by this Certificate of Designations which would result in any taxation with respect to the Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended (or otherwise suffer to exist any such taxation as a result thereof).

                               XIV. MISCELLANEOUS

     A. Cancellation of Preferred Stock. If any shares of Preferred Stock are converted pursuant to Article IV, the shares so converted shall be canceled, shall return to the status of authorized but unissued preferred stock of no designated series, and shall not be issuable by the Company as Preferred Stock.

     B. Lost or Stolen Certificates. Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (or bond, in cases in which the Holder actually received the original or replacement certificate for such Preferred Stock from the Company) reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Company shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the Holder contemporaneously requests the Company to convert such Preferred Stock.

     C. Allocation of Cap Amount and Reserved Amount. The initial Cap Amount and Reserved Amount shall be allocated to the Holders in the same proportion as the number of shares of Preferred Stock held by such Holder bears to the aggregate number of outstanding shares of Preferred Stock. Each increase to the Cap Amount or Reserved Amount shall be allocated pro rata among the Holders based on the number of shares of Preferred Stock held by each Holder at the time of the increase in the Cap Amount or Reserved Amount, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder's shares of Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Stock shall be allocated to the remaining Holders, pro rata based on the number of shares of Preferred Stock then held by such Holders. In the event the application of the Cap Amount or the Reserved Amount would prevent the conversion of a portion of the Preferred Stock or the exercise of a portion of the Warrants, each Holder may determine in the sole exercise of its discretion, subject to the provisions of this Certificate of Designation, whether and in what amounts Preferred Stock will be converted or whether and in what amounts Warrants will be exercised.

     D. Statements of Available Shares. Upon request, the Company shall deliver to each Holder a written report notifying the Holders of any occurrence which prohibits the Company from issuing Common Stock upon any such conversion. The report shall also specify (i) the total number of shares of Preferred Stock outstanding as of the date of the request, (ii) the total number of shares of Common Stock issued upon all conversions of Preferred Stock through the date of the request, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Preferred Stock as of the date of the request, and (iv) the total number of shares of Common Stock which may thereafter be issued by the Company upon conversion of the Preferred Stock before the Company would exceed the Cap Amount and Reserved Amount. The Company shall, within five (5) days after delivery to the Company of a written request by any Holder, provide all of the information enumerated in clauses (i) - (v) of this Section XIV.D and make public disclosure thereof if such information would constitute material nonpublic information.

     E. Payment of Cash; Defaults. Whenever the Company is required to make any cash payment to a Holder under this Certificate of Designation (as a Conversion Default Payment, Redemption Amount or otherwise), such cash payment shall be made to the Holder by the method ( by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered when due (any such amount not paid when due being a "Default Amount") such Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) or the highest interest rate permitted by applicable law until such amount is paid in full to the Holder. In addition, and notwithstanding anything to the contrary contained in this Certificate, a Holder may elect in writing to convert all or any portion of accrued Default Amounts, at any time and from time to time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the default with respect thereto through the cure date for such default. In the event that a Holder elects to convert all or any portion of the Default Amounts into Common Stock, the Holder shall so notify the Company on a Notice of Conversion of such portion of the Default Amounts which such Holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of, and subject to limitations contained in, Article IV.

     F. Status as Stockholder. Upon submission of a Notice of Conversion by a Holder of Preferred Stock, the shares covered thereby shall be deemed converted into shares of Common Stock and the Holder's rights as a Holder of such converted shares of Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock on or before the tenth
(10th) business day after the expiration of the Extended Delivery Period with respect to a conversion of Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock) the Holder shall regain the rights of a holder of Preferred Stock with respect to such unconverted shares of Preferred Stock and the Company shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain the right to elect between or among any of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section VII.A to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right with respect to conversions in accordance with Section XIV.E, to the extent applicable) for the Company's failure to convert Preferred Stock.

     G. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to actual damages for any failure by the Company to comply with the terms of this Certificate of Designation (including, without limitation, damages incurred to effect "cover" of shares of Common Stock anticipated to be received upon a conversion hereunder but not received in accordance with the terms hereof); provided, however, that in the event that an action is brought by a Holder or by the Company in connection herewith the non-prevailing party shall pay the costs (including, without limitation, reasonable attorney's fees and expenses) incurred by the other party(ies) to such action. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of Preferred Stock and that the remedy at law for any such breach may he inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     H. Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all Purchasers and shall not be construed against any person as the drafter hereof.

     I. Failure or Indulgence Not Waiver. Except as otherwise explicitly set forth in this Certificate of Designation, no failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, not shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                   Schedule 1

                              NOTICE OF CONVERSION

To:      Pharmos Corporation
         33 Wood Avenue South
         Iselin, New Jersey 08330
         Telecopy: [(732) 603-3526]
         Attn: Chief Financial Officer

The undersigned hereby irrevocably elects to convert _____ shares of Series C Preferred Stock (the "Conversion"), represented by stock certificate Nos(s). ____________ (the "Preferred Stock Certificates") into ordinary shares of common stock ("Common Stock") of Pharmos Corporation (the "Company") according to the terms and conditions of the Certificate of Designations, Preferences and Rights of Series C Convertible Participating Preferred Stock (the "Certificate of Designation"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series C Convertible Participating Preferred Stock shall be made pursuant to the registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

The following paragraphs are only effective if the applicable box is checked:

|_| The undersigned hereby requests that the Company electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned's Prime Broker (which is _______________) with DTC through its Deposit Withdrawal Agent Commission System.

|_| The undersigned hereby requests foreign delivery of the Common Stock to the address indicated below.

                              Date of Conversion:  _____________________________

                              Applicable Conversion Price: _____________________

                              Amount of Accrued and Unpaid
                              Premium on the Face Amount to
                              be converted, if any: ____________________________




                              Amount of Conversion Default
                              Payments to be Converted, if any: ________________

                              Number of Shares of
                              Common Stock to be Issued: _______________________


                              Signature: _______________________________________

                              Name: ____________________________________________

                              Adress: __________________________________________

Ehrenreich, Eilenberg, Krause & Zivian, LLP
11 East 44th Street
17th Floor
New York, NY 10017
Attention: Adam Eilenberg, Esq.
Facsimile No.: (212) 986-2399

                                                                       EXHIBIT B



VOID AFTER 5:00 P.M. NEW YORK, NEW YORK
TIME ON February 4, 2003


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 500,000 Shares of
                                          Common Stock, par value $.03 per share

Date: February 4, 1998


                               PHARMOS CORPORATION
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, the undersigned or its registered assigns (each a "Holder"), is entitled to purchase from Pharmos Corporation, a Nevada corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, 500,000 fully paid and nonassessable shares of the Company's common stock, par value $.03 per share (the "Common Stock"), at an exercise price of $2.67 per share (the "Exercise Price"). This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated as of February 4, 1998 between the Company and the signatories thereto (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Holder if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market or the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing

Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

I. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

     A. Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

     B. Issuance of Certificates. Subject to Section 1(c), certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding four (4) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     C. Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to an independent accounting firm of national standing, reasonably acceptable to the Holder and the Company via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

     D. Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common
Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

     E. Buy-In. If (i) the Company fails for any reason to deliver during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

II. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the first (1st) anniversary of the date hereof and before 5:00 P.M., New York, New York time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

III. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

     A. Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

     B. Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     C. Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq National Market System, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange as required by Section 4.9 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

     D. Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

IV. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

     A. Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price as in effect on the date of issuance of such shares of Common Stock (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

                  E' = (E) (O + P/E) / (CSDO)


                  where:

                  E'       =        the adjusted Exercise Price
                  E        =        the then current Exercise Price;
                  O        =        the number of shares of Common Stock
                                    outstanding immediately
                                    prior to the Dilutive Issuance;
                  P        =        the aggregate consideration, calculated as
                                    set forth in Section 4(b) hereof, received
                                    by the Company upon such Dilutive Issuance;
                                    and
                  CSDO     =        the total number of shares of
                                    Common Stock Deemed Outstanding (as
                                    herein defined) immediately after
                                    the Dilutive Issuance.

     B. Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

     1. Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any shares of Common Stock, or options or rights to acquire Common Stock, which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock, options or rights is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Exercise Price as in effect on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for the price per share provided for pursuant to such Below Market Option. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable) on the date of issuance of such Below Market Options. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

     (2) Issuance of Convertible Securities.

     (i) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Exercise Price as in effect on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for the price per share pursuant to such Convertible Security. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

     (ii) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").

     (3) Change in Option Price or Conversion Rate. Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible
Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

     (4) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

     (5) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

     (6)  Exceptions  to  Adjustment  of Exercise  Price.  No  adjustment to the
Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any shares of Common Stock, or options or rights to acquire Common Stock, which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock, options or rights is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of the Common Shares (as defined in the Securities Purchase Agreement) or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon the exercise of the Warrants.

     C. Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

     D. Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     E. Major Transactions. If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "Major Transaction"), then each holder of a Warrant shall thereafter be entitled to receive consideration, in exchange for such Warrant, equal to the greater of, as determined in the sole discretion of such holder, a warrant to purchase (at the same aggregate exercise price and on the same terms and conditions as the Warrant surrendered) the number of shares of stock or securities or property of the Company, or of the entity resulting from such consolidation or merger (the "Major Transaction Consideration"), to which a holder of the number of shares of Common Stock delivered upon exercise of such Warrant would have been entitled upon such Major Transaction had the holder of such Warrant exercised (without regard to any limitations on exercise herein contained) the Warrant on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification. No sooner than twenty (20) days nor later than five (5) days prior to the consummation of the Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of Warrants, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day following the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which such holder would receive under clause (i) of this paragraph (e). If the Major Transaction Consideration does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) days of the holder's receipt of the Notice of Major Transaction.

     F. Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

     G. Notices of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     H. Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

     I. Other Notices. In case at any time:

          (a) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (b) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (c) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     J. Certain Definitions.

          (a) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

          (b) "Market Price," as of any date, (i) means the Closing Bid Price for the shares of Common Stock as reported to Nasdaq Small-Cap National Market System for the trading day immediately preceding such date, or (ii) if the Nasdaq Small-Cap National Market System is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrants, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common

     Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made under this Section 4.

          (c) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

V. Cap Amount. Prior to Stockholder Approval (as defined in the Certificate of Designation, Preferences and Rights attached as Exhibit A to the Securities Purchase Agreement), in the event that Nasdaq Rule 4460(i) (or any successor rule) applies to the Company, unless otherwise permitted by the Nasdaq SmallCap Market or the Nasdaq National Market System if the Common Stock of the Company trades on such market, in no event shall the Company be required to issue more shares of Common Stock upon the exercise of the Warrant than the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to such rule or rules, which, as of the date of initial issuance of the shares of Preferred Stock and Warrants, shall be the amount indicated to be the Cap Amount in the officer's certificate delivered pursuant to the Securities Purchase Agreement. The Cap Amount shall be allocated pro-rata to the Holders. A Holder's allocable portion of the Cap Amount shall be applicable to both shares of Preferred Stock and Warrants held by it and shall be applied to such Preferred Stock and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof.

VI. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

VII. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

VIII. Transfer, Exchange, Redemption and Replacement of Warrant.

     A. Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in
Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the rights described in Section 9 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of February 4, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

     B. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable in increments of 10,000 or more of Warrant Shares, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

     C. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement (or bond, in cases in which the Holder actually received the original or replacement certificate for such Warrant from the Company) reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

     D. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this
Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

     E. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     F. Additional Restriction on Exercise or Transfer. Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder or any of its affiliates (as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended) would beneficially own in excess of 4.9% of the shares of Common Stock. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-a-vis other securities owned by Holder) and of which Warrants shall be exercisable (as among Warrants) shall be in the sole discretion of the Holder and submission of the Warrants for exercise shall be deemed to be the Holder's determination of whether such Warrants are exercisable (vis-a-vis other securities owned by Holder) and of which warrants are exercisable (among Warrants) subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D and G thereunder. The provisions of this paragraph may be implemented in a manner otherwise than in strict conformity with the terms this paragraph with the approval of the Board of Directors of the Company and the Holder: (i) with respect to any matter to cure any ambiguity herein, to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended 4.9% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.9% limitation; and (ii) with respect to any other matter, with the further consent of the holders of a majority of the then outstanding shares of Common Stock. The provisions of this paragraph may be waived by Holder at its election upon not less than sixty-one (61) days prior written notice from Holder to the Company, including, without limitation, a limited waiver to increase the 4.9% limit herein contained to any other percentage specified by such Holder. The limitations contained in this paragraph shall apply to a successor Holder of Warrants if, and to the extent, elected by such successor Holder concurrently with its acquisition of such Warrants, such election to be promptly confirmed in writing to the Company (provided no transfer or series of transfers to a successor Holder or Holders shall be used by a Holder to evade the limitations contained in this paragraph).

IX. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

X. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier and shall be deemed delivered at the time and date of receipt. The addresses for such communications shall be:

                  If to the Company:

                           Pharmos Corporation
                           33 Wood Avenue South, Suite 466
                           Iselin, NJ  08830
                           Telecopy:  732-603-3532
                           Attention: Chief Financial Officer


                           with a copy to:
                           Ehrenreich Eilenberg Krause & Zivian, LLP
                           11 East 44th Street, 17th Floor
                           New York, NY  10017
                           Telecopy:  212-986-2399
                           Attention:  Adam D. Eilenberg

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

XI. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and each Holder irrevocably consent to the jurisdiction of the United States federal courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Holder further agrees that service of process upon any other party to this Warrant mailed by the first class mail shall be deemed in every respect effective service of process upon such party in any suit or proceeding arising hereunder. Nothing herein shall affect the right of the Company or any Holder to serve process in any other manner permitted by law. The Company and each Holder agree that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

XII. Miscellaneous.

     A. Amendments. This Warrant and any provision hereof may be amended or waived by an instrument in writing signed by the Company and the Holder to be affected by such amendment or waiver.

     B. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     C. Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

     D. Assignability. This Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                      * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                               PHARMOS CORPORATION



                               By:     __________________________________
                               Name:   __________________________________
                               Title:  __________________________________

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Pharmos Corporation, a Nevada corporation (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except in compliance with the Warrant and otherwise under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date: _______________________

                                       _____________________________________
                                       Signature of Holder

                                       _____________________________________
                                       Name of Holder (Print)

                                       _____________________________________
                                       Address:

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                     Address                   No. of Shares
----------------                     -------                   -------------


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                                Name: __________________________________________


                                Signature: _____________________________________

                                   Title of Signing Officer or Agent (if any):

                                     ___________________________________________

                                     Address:___________________________________


                                     Note:   The above signature should
                                             correspond exactly with the
                                             name on the face of the within
                                             Warrant.


( 310531.12 - 8/6/98, 17:01 PM )

                                                                       EXHIBIT C


                          SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of February 4, 1998, by and between Pharmos Corporation, a Nevada corporation (the "Company"), with headquarters located at 33 Wood Avenue South, Suite 466, Iselin, New Jersey 08830 and the purchasers (each a "Purchaser" and together the "Purchasers") set forth on the execution pages hereof, with regard to the following:

                                    RECITALS

     A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, (i) Series C Convertible Participating Preferred Stock of the Company having the rights set forth in the Certificate of Designations, Preferences and Rights (the "Certificate of Designation") attached hereto as Exhibit A (the "Preferred Stock" or the "Convertible Securities"), which shall be convertible into shares of the Company's Common Stock, par value $.03 per share (the "Common Stock") and (ii) a Warrant in the form of Exhibit B hereto (a "Warrant" and, when taken together with all of the warrants issued hereunder, the "Warrants") entitling the holder thereof to purchase the number of shares (the "Warrant Shares") of Common Stock as set forth below. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares". The Preferred Stock, the Warrants and the Conversion Shares are collectively referred to herein as the "Securities."

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchasers hereby agree as follows:

                                    ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

      A. Purchase of Preferred Stock and Warrants. Subject to the terms and the satisfaction or waiver of the conditions set forth in this Agreement, the issuance, sale and purchase of the Preferred Stock and Warrants shall be consummated in two (2) separate closings. The first closing is hereinafter referred to as the "First Closing" and the second closing is hereinafter referred to as the "Second Closing" (the First Closing and the Second Closing sometimes referred to herein as a "Closing"). The purchase price (the "Purchase Price") per share of Preferred Stock shall be equal to $1,000. Each Purchaser shall purchase the number of shares of Preferred Stock set forth on the signature page executed by such Purchaser.

     (a) The Company may elect to consummate the Second Closing by (and only by) delivering a notice satisfying the conditions of this Section (the "Second
Closing Notice") to Purchasers at least three (3) business days prior to the date that the Company desires to consummate the Second Closing. The Second Closing may be consummated (i) no earlier than the effectiveness of the Registration Statement contemplated by Section 2.3 of the Registration Rights Agreement (the "Registration Statement"), and (ii) no later than one hundred and eighty (180) days following the date of the First Closing. In the Second Closing Notice, the Company shall represent to Purchasers that: (i) the Registration Statement is effective; (ii) the Company elects to consummate the transactions contemplated hereby as the Second Closing and (iii) the conditions set forth in
Section 7.2 hereof have been satisfied.

     (b) On the date of the First Closing, subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII, and notwithstanding any election by the Company, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company (i) 70% of the number of shares of Preferred Stock set forth below such Purchaser's name on the signature pages hereof and (ii) a Warrant entitling the holder thereof to purchase 100 Warrant Shares for each share of Preferred Stock purchased pursuant to the First Closing. The aggregate purchase price for the Securities purchased at the First Closing shall be five million dollars ($5,000,000).

     (c) On the date of the Second Closing (if any), subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII, the Company shall issue and sell to each Purchaser and each Purchaser shall purchase from the Company (i) 30% of the number of shares of Preferred Stock set forth below such Purchaser's name on the signature page hereof and (ii) a Warrant entitling the holder thereof to purchase 100 Warrant Shares for each share of Preferred Stock purchased pursuant to the Second Closing. The aggregate purchase price for the Securities purchased at the Second Closing (if any) shall be three million dollars ($3,000,000). The Conversion Price of the Preferred Stock and the Exercise Price under the Warrant shall be the same for the Second Closing as for the First Closing.

     B. Form of Payment. At each of the First Closing and Second Closing, each Purchaser shall pay the aggregate Purchase Price for the Preferred Stock and Warrant being purchased by such Purchaser by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed stock certificates for the same, and the Company shall deliver such Preferred Stock and certificates representing the Warrants against delivery of such aggregate Purchase Price. The obligations in this Agreement of each Purchaser shall be separate from the obligations of each other Purchaser and shall relate solely to the number of shares to be purchased by such Purchaser. The obligations of the Company with respect to each Purchaser shall be separate from the obligations of each other Purchaser and shall not be conditioned as to any Purchaser upon the performance of the obligations of any other Purchaser. The obligations of each Purchaser with respect to the Company shall be separate from the obligations of each other Purchaser with respect to the Company. Except as otherwise set forth in this Agreement, the obligations of each Purchaser shall not be conditioned upon the performance of the obligations of any other Purchaser.

     C. Closing Dates. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the date and time of the issuance, sale and purchase of the Securities pursuant to this Agreement shall be (i) for the First Closing, within two (2) business days of the execution of this Agreement and (ii) for the Second Closing, on the day three (3) business days following receipt by all Purchasers of the Second Closing Notice from the Company. Each Closing shall occur at 10:00 a.m. Chicago time, at the offices of Altheimer & Gray, 10 S. Wacker Drive, Chicago, IL 60606.

                                   ARTICLE II.
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Each Purchaser represents and warrants, solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser or the purchase hereunder by any other Purchaser (and no Purchaser shall be deemed to make or have any liability for any representation or warranty made by any other Purchaser), to the Company as set forth in this Article II. No Purchaser makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by a Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     A. Investment Purpose. Purchaser is purchasing the Convertible Securities and the Warrants for Purchaser's own account for investment only and not with a view toward or in connection with the public sale or distribution thereof. Purchaser will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this
Section 2.1, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

     B. Accredited Investor Status. Purchaser is, and was at the time Purchaser was offered the Securities, an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Purchaser is able to bear the economic risk of an investment in the Securities, is able to afford a complete loss of such investment, and has carefully evaluated the merits and risks of such investment.

     C. Reliance on Exemptions. Purchaser understands that the Convertible Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Convertible Securities, and Purchaser consents to such reliance.

     D. Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Convertible Securities which have been specifically requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representations shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Article III. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

     E. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     F. Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     G. Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Convertible Securities, and until such time as the Conversion Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144, the certificates for the Conversion Shares will bear a restrictive legend (the "Legend") in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     H. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their terms.

     I. Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.

     J. Acknowledgments Regarding Placement Agent. Purchaser acknowledges that Gemini Capital, a division of R.D. Kushner & Co., is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Purchaser further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of Securities by the Company, that the information and data provided to Purchaser in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities. Purchaser further acknowledges that the provisions of this Section 2.10 are for the benefit of, and may be enforced by, the Placement Agent.

                                  ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each Purchaser that:

     A. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on either (i) the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or
(ii) the transactions contemplated hereby.

     B. Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants and the Registration Rights Agreement, and to issue and sell, and perform its obligations with respect to, the Convertible Securities and the Warrants in accordance with the terms hereof and to issue the Conversion Shares in accordance with the terms and conditions of the Certificate of Designation and the Warrant Shares in accordance with the terms and conditions of the Warrant;
(b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Securities and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on
Schedule 3.2 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the Nasdaq SmallCap Market or the Nasdaq National Market System ("Nasdaq"), the National Association of Securities Dealers or otherwise);
(c) this Agreement, the Registration Rights Agreement and the Convertible Securities have been duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement and the Convertible Securities constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

     C. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Convertible Securities and the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon conversion of the Convertible Securities and the exercise of the Warrants is set forth on Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Preferred Stock and the Conversion Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances (except for liens and encumbrances created by or through the actions of the holders of such capital stock). Except as disclosed in Schedule 3.3, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently in effect (the "By-laws"). The Company has set forth on
Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser). The Company shall provide Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the date of the Closing.

     D. Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Convertible Securities in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (except for those encumbrances created by or through the actions of a Purchaser or otherwise arising under this Agreement, the Registration Rights Agreement or the Warrants) and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Convertible Securities and Warrants are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances (except for those encumbrances created by or through the actions of a Purchaser or otherwise arising under this Agreement, the Registration Rights Agreement or the Warrants) and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Board of Directors of the Company has unanimously approved the issuance of shares of Common Stock upon conversion of shares of Preferred Stock and upon the exercise of the Warrants pursuant to the terms hereof in the aggregate in excess of twenty percent (20%) of the outstanding shares of Common Stock (the "Rule 4460(i) Authorization"). Accordingly, no further corporate authorization or approval (other than the Stockholder Approval (as defined in Section 4.14)) is required under the rules of the Nasdaq with respect to the transaction contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and the Warrant Shares and the inclusion thereof on the Nasdaq.

     E. No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Convertible Securities and Conversion Shares) will not

(a) result in a violation of the Certificate of Incorporation or By-laws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected, which violation is reasonably likely to have a Material Adverse Affect. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, by-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of Nasdaq and the Company is not currently aware of any facts or circumstances which would reasonably cause the Company to believe that the Common Stock will be de-listed in the foreseeable future.

     F.  Registration  and SEC Documents.  The Common Stock is registered  under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has been so registered since January 30, 1984. Except as disclosed in
Schedule 3.6, since December 31, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after December 31, 1995 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents (the SEC documents filed prior to the date hereof, the "Filed SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of Company's knowledge, none of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the published or otherwise promulgated rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the most recent financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in the case of each of clauses (i) and (ii) next above, which are in nature and amount consistent with the Company's past business practices and are consistent, in all material respects, with the budgets of the Company for the years 1997 and 1998. The Filed SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     G. Absence of Certain Changes. Since September 30, 1997, there has been no material adverse change in the business, properties, operations, financial condition, results of operations or prospects of the Company taken as a whole, except as disclosed in Schedule 3.7.

     H. Absence of Litigation. Except as disclosed in Schedule 3.8, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts which, if known by a potential claimant or governmental agency or authority, would be reasonably likely to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, would be reasonably likely to have a Material Adverse Effect.

     I. Disclosure. No information relating to or concerning the Company set forth in this Agreement or provided to Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. The Company has no knowledge of any adverse fact or circumstance with respect to the Company which is material (within the meaning of the federal securities laws of the United States) which has not been publicly disclosed. For purposes of this Agreement, the Company shall be deemed to have knowledge of a fact or circumstance if an officer of the Company knew, or reasonably should have known, of such matter after due inquiry. The Company has not provided to the Purchasers any material non-public information.

     J. Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between each Purchaser and the Company, are "arms-length", and that any statement made by Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives; provided that the Company has relied on the Purchaser's "accredited investor" representations set forth in Article II of this Agreement. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     K. Current Public Information. The Company is currently eligible to register the resale of the Conversion Shares on a registration statement on Form S-3 under the Securities Act.

     L. No General Solicitation. Neither the Company nor any person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(C) under Regulation D, with respect to any of the Securities being offered hereby.

     M. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of each Purchaser to the extent relevant for such determination.

     N. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent (the fees of which shall be paid in full by the Company). The Company will indemnify each Purchaser from and against any fees and expenses sought or other claims made by the Placement Agent.

     O. Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Convertible Securities may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and understand the nature of the securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company and its stakeholders. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Securities and the Warrant Shares upon exercise of the Warrants is binding upon it and enforceable in accordance with the applicable provisions of this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement and the other agreements, instruments and documents delivered in connection with this Agreement regardless of the dilution that such issuance may have on the ownership interests of other stockholders or stakeholders.

     P. Intellectual Property. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as previously described in the Company's Annual Report on Form 10-K for its most recently ended fiscal year, except for such Intangibles which, if not possessed by the Company, would not have a Material Adverse Effect on the Company. Neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     Q. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     R. Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.18. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company is not aware that any Key Employee has any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means each of Dr. Haim Aviv, Dr. Gadi Riesenfeld, Dr. Anat Biegon, and Mr. Robert Cook.

                                   ARTICLE IV.
                                    COVENANTS

     A. Best Efforts. The Company shall use its best efforts to satisfy timely each of the conditions described in Articles VI and VII of this Agreement; provided, however, that in the case of Section 7.2, such best efforts requirement set forth in this Section 4.1 shall only apply in the event that the Company elects to proceed with the Second Closing by delivering a Second Closing Notice.

     B. Securities Laws. The Company agrees to file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser on or prior to the date of the First Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within ten (10) days following the date of the First Closing. The Company shall, on or prior to the date of each Closing, take such action as is necessary to sell the Securities to each Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to each Purchaser on or prior to the date of each Closing. Without limiting any of the Company's obligations under this Agreement, the Registration Rights Agreement or the Certificate of Designation, from and after the date of the First Closing, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     C. Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     D. Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Stock only for working capital and general corporate purposes.

     E. Restriction on Issuance of Securities. (a) For a period of one hundred and eighty (180) days following the date of the First Closing, the Company shall not issue or agree to issue, (except (i) to Purchasers pursuant to this Agreement, (ii) pursuant to a merger or acquisition or sale of assets entered into by the Company undertaken in the business judgement of the Board of Directors of the Company, the primary purpose of which is not to raise equity capital or (iii) a public offering of the Company's securities), any equity securities at a price less than the fair market value thereof (less any customary underwriting discount) or any variably priced equity securities or equity like securities of the Company (or any variably priced security convertible into or exercisable or exchangeable, directly or indirectly, for equity or equity like securities of the Company) (each of the foregoing being a "Restricted Security"); provided, however, that the foregoing restriction shall apply only for so long as the Purchasers continue to hold thirty percent (30%) of the Preferred Stock (or equity securities into which such Preferred Stock was converted) on the date of such issuance. Following such one hundred and eighty
(180) day period, the Company may issue Restricted Securities provided that any securities so issued (and any securities issued or issuable, directly or indirectly, upon conversion, exercise or exchange of any of such securities) shall be ineligible for conversion, exercise, exchange, sale, resale and registration under Federal and state securities laws for a period of two hundred and seventy (270) days following the First Closing.

     F. Expenses. The Company shall pay to each Purchaser, or, at the First Closing such Purchasers shall be entitled to withhold from the Purchase Price, reimbursement for the expenses reasonably incurred by CC Investments, LDC and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' due diligence and attorneys' fees and expenses (the "Expenses"); provided, however, that such reimbursement of Expenses shall not exceed $50,000. In addition, from time to time thereafter, upon any Purchaser's written request, subject to such $50,000 limit, the Company shall pay to such Purchaser such Expenses, if any, not so paid at the First Closing and/or covered by such payment, in each case to the extent reasonably incurred by such Purchaser.

     G. Information. For so long as the Purchasers continue to hold twenty percent (20%) of the Preferred Stock (or equity securities into which such Preferred Stock was converted), the Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (a) within three (3) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to any Holder any information with respect to the Company, its properties, or its business or Holder's investment as such Holder may reasonably request; provided, however, that the Company shall not be required to give any Holder any material non-public information. If any information requested by a Holder from the Company contains material non-public information, the Company shall inform the Holder in writing that the information requested contains material non-public information and shall in no event provide such information to Holder without the express prior written consent of such Holder after being so informed.

     H. Conduct of Business. The Company shall not make any investment or enter into any line of business which is inconsistent with the description of the Company's business as set forth in the SEC Documents.

     I. Listing. For so long as any Purchaser owns any of the Securities, the Company shall continue the listing and trading of its Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange, secure and maintain listing and trading of the Conversion Shares and Warrant Shares on such exchange, and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of such exchange.

     J. Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by such Purchaser of the Common Stock being sold, and each Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     K. Intentional Acts or Omissions. The Company shall not intentionally perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby (including, without limitation, pursuant to any agreements or documents obtained by the Company as a condition to any Closing hereunder).

     L. Corporate Existence. So long as any Purchaser beneficially owns any Preferred Stock, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets which complies with Section XI.C of the Certificate of Designation.

     M. Share Authorization. The Company covenants and agrees the Company shall solicit and obtain Stockholder Approval (as defined in the Certificate of Designation) within the time periods set forth in Article VI of the Certificate of Designation.

     N. Hedging Transactions. The Company understands that some or all of the Purchasers are so-called "hedge" funds and the Company hereby expressly agrees that each Purchaser shall not in any way be prohibited or restricted from any purchases or sales of any securities or other instruments of, or related to, the Company or any of its securities, including, without limitation, puts, call, futures contracts, short sales and hedging and arbitrage transactions. Each Purchaser acknowledges that such purchases, sales and other transactions may be subject to various Federal and state securities laws and agrees to comply with all such applicable securities laws in connection therewith and that such purchases, sales and other transactions will not be effected with the intention of reducing the price of the Common Stock. Each Purchaser agrees that it shall not transfer the Preferred Stock or Warrants to any third party unless such third party agrees in writing to be bound by this Section 4.14.

                                   ARTICLE V.
                   LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     A. Removal of Legend. The Legend shall be removed and the Company shall issue or cause to be issued a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a security shall be originally issued without any legend, if, unless otherwise required by applicable federal or state securities laws, (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act, (c) such Security can be sold pursuant to Rule 144 and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC or (d) such security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or such holder provides the opinion with respect thereto described in clause (b) next above.

     B. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon, and in accordance with, the conversion of the Preferred Stock and the exercise of the Warrants. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company agrees that no instruction other than such instructions referred to in this Article V or otherwise contemplated by this Agreement, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 and Section
2.7 hereof in the case of the Conversion Shares prior to registration of the Conversion Shares under the Securities Act, will be given by the Company to its transfer agent with respect to the Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares. Nothing in this Section shall affect in any way a Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance  with an exemption from the  registration  requirements of applicable securities laws. Without limiting the foregoing, but subject to Section 5.1 above, if (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Purchaser transfers Securities to an affiliate or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI.
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     A. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Convertible Securities to a Purchaser at each Closing is subject to the satisfaction, as of the date of each Closing and with respect to such Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          a. Such Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

          b. Such Purchaser shall deliver the applicable Purchase Price for the Convertible Securities purchased at the Closing.

          c. The representations and warranties of such Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by such Purchaser at or prior to the Closing.

          d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

          e. The aggregate purchase price paid to the Company for the Securities purchased pursuant to the First Closing shall be Five Million Dollars ($5,000,000), and the aggregate purchase price for the Securities purchased at the second closing shall be Three Million Dollars ($3,000,000), in both cases net of the reasonable fees and expenses of Purchaser reimbursable pursuant to Section 4.6 hereof and net of any fees paid directly to the placement agent.

                                  ARTICLE VII.
              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

     A. Conditions to the First Closing. The obligation of each Purchaser hereunder to purchase the Convertible Securities and Warrants to be purchased by it on the date of the First Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser (with respect to it) at any time in such Purchaser's sole discretion:

          a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to Purchaser.

          b. The Company shall have delivered duly executed certificates for the Preferred Stock and Warrants (in such denominations as Purchaser shall request) being so purchased by Purchaser at the Closing.

          c. The Company shall have delivered copies of resolutions of the Company's board of directors, a certificate of the Company's secretary, and any other documents or certificates evidencing corporate proceedings as required by Purchaser, all in form reasonably satisfactory to Purchaser.

          d. The Company shall have reserved for issuance at least ten million (10,000,000) shares of Common Stock issuable upon conversion of the Preferred Stock and at least one million forty thousand (1,040,000) shares of Common Stock issuable upon exercise of the Warrants.

          e. The Common Stock shall be listed on the Nasdaq SmallCap Market, the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange and trading in the Common Stock shall not have been suspended by the Nasdaq SmallCap Market, the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange, the SEC or other regulatory authority and the Company shall not be aware of any facts or circumstances which would reasonably cause the Company to believe that the Common Stock will be de-listed in the foreseeable future.

          f. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the First Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial
     Officer of the Company, dated as of the First Closing to the foregoing effect and as to such other matters as may be reasonably requested by Purchaser. Notwithstanding the foregoing, if there shall occur any facts or circumstances subsequent to the date of this Agreement but prior to the First Closing which cause any of the representations and warranties of the Company hereunder to be untrue, the Company shall deliver to Purchaser a written notice for each Purchaser's execution, setting forth such facts and circumstances (the "Disclosure Notice"), and Purchaser may, at Purchaser's option either (i) decline to proceed with the First Closing, in which case this Agreement (other than Section 4.6 hereof) shall be deemed null and void and of no further force or effect, and the Company and each Purchaser shall be released from all obligations and liabilities under this Agreement (other than the Company's obligations under Section 4.6 hereof), or (ii) execute and deliver to the Company the Disclosure Notice and proceed with the First Closing and the consummation of the transactions contemplated by this Agreement, in which case the representations and warranties of the Company made as of the execution and delivery of this Agreement and as of the First Closing shall be deemed to be amended to incorporate the facts and circumstances set forth in the Disclosure Notice.

          g. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          h. Purchaser shall have received the officer's certificate described in Section 3.3, dated as of the First Closing.

          i. Purchaser shall have received on the date of the First Closing opinions of the Company's outside legal counsel (including, without limitation, an enforceability opinion under New York law and an opinion of the Company's Nevada legal counsel opining as to Nevada law), dated as of the First Closing from firms and in form and substance reasonably acceptable to Purchasers (the exact form of which shall have been delivered to Purchaser not later than two (2) days prior to the First Closing), and, without limitation, containing a so-called 10b-5 opinion, in the form attached hereto as Exhibit D.

          j. The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

          k. The Company shall have entered into an agreement with Haim Aviv, Ph.D. restricting dispositions of Common Stock beneficially owned by such person and in the form attached hereto as Exhibit F and shall have obtained a proxy therefrom in the form attached hereto as Exhibit G.

               l. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Nevada and a copy thereof certified by the Secretary of State of Nevada shall have been delivered to Purchaser.

     B. Conditions to the Second Closing. The obligation of each Purchaser hereunder to purchase the Convertible Securities and Warrants to be purchased by it on the date of the Second Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser (with respect to it) at any time in such Purchaser's sole discretion:

          a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to Purchaser.

          b. The Company shall have delivered duly executed certificates for the Preferred Stock and Warrants (in such denominations as Purchaser shall request) being so purchased by Purchaser at the Closing.

          c. The Company shall have delivered copies of resolutions of the Company's board of directors, a certificate of the Company's secretary, and any other documents or certificates evidencing corporate proceedings as required by Purchaser, all in form reasonably satisfactory to Purchaser.

          d. The Company shall have registered under the Registration Statement the greater of (A) two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the Preferred Stock and the exercise of the Warrants, or (B) 11,040,000 shares of Common Stock.

          e. The Company shall have reserved for issuance the greater of (A) two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the Preferred Stock and the exercise of the Warrants, or
     (B) 11,040,000 shares of Common Stock.

          f. The Common Stock shall be listed on the Nasdaq SmallCap Market, the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange and trading in the Common Stock shall not have been suspended by the Nasdaq SmallCap Market, the Nasdaq National Market System, the New York Stock Exchange or the American Stock Exchange, the SEC or other regulatory authority and the Company shall not be aware of any facts or circumstances which would reasonably cause the Company to believe that the Common Stock would be delisted in the foreseeable future.

          g. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Second Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Second Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or

     Chief Financial Officer of the Company, dated as of the Second Closing to the foregoing effect and as to such other matters as may be reasonably requested by Purchaser. Notwithstanding the foregoing, if there shall occur any facts or circumstances subsequent to the date of this Agreement but prior to the Second Closing which cause any of the representations and warranties of the Company hereunder to be untrue, the Company shall deliver to Purchaser a written notice for each Purchaser's execution, setting forth such facts and circumstances (the "Disclosure Notice"), and Purchaser may, at Purchaser's option either (i) decline to proceed with the Second Closing, in which case the Company and each Purchaser shall be released from all obligations and liabilities under this Agreement to consummate the Second Closing (other than the Company's obligations under Section 4.6 hereof), or (ii) execute and deliver to the Company the Disclosure Notice and proceed with the Second Closing and the consummation of the transactions contemplated by this Agreement, in which case the representations and warranties of the Company made as of the execution and delivery of this Agreement and as of the Second Closing shall be deemed to be amended to incorporate the facts and circumstances set forth in the Disclosure Notice.

          h. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          i. Purchaser shall have received the officer's certificate described in Section 3.3, effective as of the Closing.

          j. Purchaser shall have received on the date of the Second Closing opinions of the Company's outside legal counsel (including, without limitation, an enforceability opinion under New York law and an opinion of the Company's Nevada legal counsel opining as to Nevada law), dated as of the Second Closing, from firms and in form and substance reasonably acceptable to Purchasers (the exact form of which shall have been delivered to Purchaser not later than two (2) days prior to the Second Closing), including without limitation, a so-called 10b-5 opinion, in the form attached hereto as Exhibit D.

          k. The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

          l. The agreements with Haim Aviv, Ph.D. Stock in the forms attached hereto as Exhibit F and Exhibit G shall continue to be effect.

          m. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Nevada and a copy thereof certified by the Secretary of State of Nevada shall have been delivered to Purchaser.

          n. The average of Closing Bid Prices for the Common Stock during the ten consecutive trading day period immediately preceding the date of the Second Closing shall not have been less than Two Dollars ($2.00) per share.

          o. A registration statement covering the Conversion Shares and the Warrant Shares shall have been filed and declared effective by the SEC and available for resales.

          p. The Company shall, if required by the terms of this Agreement and the Certificate of Designation, have received Shareholder Approval as set forth in Section 4.13 hereof.

          q. The Company shall have received FDA approval of the NDA submitted for the drug Lotemax.

                                  ARTICLE VIII.
                          GOVERNING LAW; MISCELLANEOUS

     A. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of New York and the state courts located in the County of New York in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each party further agrees that service of process upon any other party to this Agreement mailed by the first class mail shall be deemed in every respect effective service of process upon such party in any suit or proceeding arising hereunder. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     B. Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

     C. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     D. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     E. Scope of Agreement; Amendments. Except as specifically set forth herein, no Purchaser makes any representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

     F. Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           Pharmos Corporation
                           33 Wood Avenue South
                           Suite 466
                           Iselin, New Jersey 08830
                           Telecopy: (732) 603-3532
                           Attention: President

                           with a copy to:

                           Ehrenreich, Eilenberg, Krause & Zivian, LLP
                           11 East 44th Street, 17th Floor
                           New York, New York 10017
                           Telecopy: (212) 986-2399
                           Attention: Adam D. Eilenberg, Esq.

                           If to CC Investments, LDC:

                           CC Investments, LDC
                           Corporate Centre, West Bay Road
                           P.O. Box 31106 SMB
                           Grand Cayman, Cayman Islands
                           with a copy to:

                           Castle Creek Partners, LLC
                           333 West Wacker Drive
                           Suite 1410
                           Chicago, IL  60606
                           Telecopy:  (312) 435-2636
                           Attention: Portfolio Manager

                           and with a copy to:

                           Altheimer & Gray
                           10 South Wacker Drive
                           Suite 4000
                           Chicago, IL  60606
                           Telecopy:  (312) 715-4800
                           Attention: Peter H. Lieberman, Esq.

If to any other Purchaser, to such address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser. Each party shall provide notice to the other parties of any change in address.

     G. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.
Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. This provision shall not limit each Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement, the Securities may be pledged, and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

     H. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     I. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Articles III, IV, V and VIII shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser; provided, however, that the representations and warranties with respect to the Preferred Stock shall terminate if a claim for the breach thereof is not asserted on or before the first anniversary of the date on which all of the

Preferred Stock has been converted or has been redeemed by the Company and all other representations and warranties shall terminate on the earlier of the fifth anniversary of the First Closing and the date on which all of the Warrants have been exercised in full; provided, however, that the representations and warranties set forth in Sections 3.9, 3.10 and 3.15 shall not terminate but shall continue indefinitely.

     J. Indemnification. In consideration of the Purchaser's execution and delivery of this Agreement and acquiring the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each other holder of the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or the status of Purchaser or any holder of the Preferred Stock, the Conversion Shares, the Warrants or the Warrant Shares as an investor in the Company except for any such Indemnified Liabilities which directly and primarily results from such Indemnitee's (i) gross negligence and willful misconduct and (ii) intentional or grossly negligent breach by such Indemnitee of any of its covenants herein. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction to each of the Indemnified Liabilities which is permissible under applicable law.

     K. Public Filings; Publicity. Immediately following execution of this Agreement, the Company shall issue a press release, which shall be subject to the prior review and approval of the Purchasers, with respect to the transactions contemplated hereby. Prior to the expiration of ten (10) days following the date of the First Closing, the Company shall file a Form 8-K regarding the transaction contemplated by this Agreement; such Form 8-K shall have as exhibits thereto the material documents executed in connection with this transaction contemplated hereby. The Company and each Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, NASDAQ, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     L. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     M. Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

     N. Termination. In the event that the First Closing shall not have occurred within forty-eight (48) hours of the execution of this Agreement, unless the parties agree otherwise, this Agreement shall terminate.


                                      * * *

     IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

                                   PURCHASER:

                                   CC INVESTMENTS, LDC



                                   By: ______________________________________
                                        Its: ________________________________


                                   AGGREGATE NUMBER OF
                                   PREFERRED SHARES: 500


                                   COMPANY:

                                   PHARMOS CORPORATION



                                   By: ____________________________________
                                        Its: ______________________________